                                                                   EXHIBIT 10(c)

                                FERRO CORPORATION
                        SAVINGS AND STOCK OWNERSHIP PLAN
                           (JULY 1, 1999 RESTATEMENT)

                                FERRO CORPORATION
                        SAVINGS AND STOCK OWNERSHIP PLAN
                           (JULY 1, 1999 RESTATEMENT)

                                TABLE OF CONTENTS

                                                     ARTICLE I
                                                    DEFINITIONS

Section No.                                                                                                    Page No.
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   1.1        Definitions.................................................................................          2
   1.2        Construction................................................................................         10

                                                       ARTICLE II
                                            PARTICIPATION AND VESTING SERVICE

   2.1        Participation...............................................................................         11
   2.2        Notice of Eligibility to Covered Employees..................................................         11
   2.3        Election to Participate.....................................................................         11
   2.4        Service for Eligibility Purposes............................................................         11
   2.5        Changes in Employment Status................................................................         12
   2.6        Credit Upon Acquisition.....................................................................         12
   2.7        Reemployment................................................................................         12

                                                       ARTICLE III
                                                      CONTRIBUTIONS

   3.1        Pre-Tax Contributions.......................................................................         13
   3.2        Catch-up Pre-Tax Contributions..............................................................         13
   3.3        After-Tax Contributions.....................................................................         13
   3.4        Matching Contributions......................................................................         14
   3.5        Rollover Contributions......................................................................         15

                                                       ARTICLE IV
                                               INVESTMENT OF CONTRIBUTIONS

   4.1        Establishment and Maintenance of Funds......................................................         16
   4.2        Investment of Pre-Tax Contributions, Catch-up Pre-Tax Contributions
                After-Tax Contributions and Rollover Contributions........................................         16
   4.3        Investment of Matching Contributions........................................................         16
   4.4        Investment Elections for Previously Allocated Amounts.......................................         16
   4.5        Voting of Company Stock.....................................................................         16
   4.6        Investment Responsibility...................................................................         18

                                                        ARTICLE V
                                           ALLOCATIONS TO INDIVIDUAL ACCOUNTS

   5.1        Individual Accounts.........................................................................         19
   5.2        Allocation of Matching Contributions........................................................         19
   5.3        Valuation and Adjustments...................................................................         19
   5.4        Trustee and Committee Judgment Controls.....................................................         19

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
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                                                     ARTICLE VI
                                              VESTING AND DISTRIBUTIONS

   6.1        Vesting Upon Retirement or Disability.......................................................         20
   6.2        Vesting Upon Death..........................................................................         20
   6.3        Vesting Upon Termination of Employment......................................................         20
   6.4        Forfeitures.................................................................................         20
   6.5        Methods of Payment of Distributable Benefits................................................         21
   6.6        Timing of Payments of Distributable Benefits................................................         21
   6.7        Management and Investment of Individual Accounts
                After Termination of Employment...........................................................         22
   6.8        Benefits to Minors and Incompetents.........................................................         22
   6.9        Eligible Rollover Distributions.............................................................         23
  6.10        Election of Former Schedule.................................................................         23

                                                       ARTICLE VII
                                                      BENEFICIARIES

   7.1        Designation of Beneficiary..................................................................         24
   7.2        Beneficiary in the Absence of Designated Beneficiary........................................         24
   7.3        Spousal Consent to Beneficiary Designation..................................................         24

                                                      ARTICLE VIII
                                                  WITHDRAWALS AND LOANS

   8.1        Withdrawals Generally.......................................................................         25
   8.2        Withdrawal of After-Tax Contributions, Rollover Contributions,
                Pre-Tax Contributions Catch-Up Pre-Tax Contributions and
                Matching Contributions....................................................................         25
   8.3        Special Hardship Withdrawals................................................................         25
   8.4        Participant Loans...........................................................................         26

                                                       ARTICLE IX
                                                         FUNDING

   9.1        Contributions...............................................................................         28
   9.2        Trustee.....................................................................................         28

                                                        ARTICLE X
                                                       FIDUCIARIES

  10.1        Company.....................................................................................         29
  10.2        Trustee.....................................................................................         29
  10.3        Savings and Stock Ownership Plan Committee..................................................         29
  10.4        Claims Procedures...........................................................................         29

                                                       ARTICLE XI
                                                          ESOP

  11.1        Purpose.....................................................................................         31
  11.2        Suspense Fund...............................................................................         31
  11.3        Exempt Loans................................................................................         31
  11.4        Limitation on Allocations of Matching Employer Contributions................................         31


                                    - (ii) -
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
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Section No.                                                                                                    Page No.
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  11.5        Allocations of Company Stock................................................................         32
  11.6        ESOP Diversification Rights.................................................................         33
  11.7        Reinvestment of Dividends on Company Stock..................................................         33
  11.8        Restrictions on Company Stock...............................................................         33

                                                       ARTICLE XII
                                          AMENDMENT AND TERMINATION OF THE PLAN

  12.1        Amendment of the Plan.......................................................................         34
  12.2        Termination of the Plan.....................................................................         34
  12.3        Return of Contributions.....................................................................         34

                                                      ARTICLE XIII
                                    PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

  13.1        Method of Participation.....................................................................         35
  13.2        Withdrawal..................................................................................         35

                                                       ARTICLE XIV
                                                      MISCELLANEOUS

  14.1        Governing Law...............................................................................         36
  14.2        Administration Expenses.....................................................................         36
  14.3        Participant's Rights........................................................................         36
  14.4        Spendthrift Clause..........................................................................         36
  14.5        Merger, Consolidation or Transfer...........................................................         37
  14.6        Qualified Domestic Relations Order..........................................................         37
  14.7        Addenda.....................................................................................         38
  14.8        Provisions with Respect to Uniformed Services Employment and
                Reemployment Rights Act of 1994...........................................................         38
  14.9        Return of Contributions to Employer.........................................................         38
  14.10       Counterparts................................................................................         38


APPENDIX A    ............................................................................................        A-1
APPENDIX B    ............................................................................................        B-1
APPENDIX C    ............................................................................................        C-1
APPENDIX D    ............................................................................................        D-1

ADDENDUM I    Former Advanced Polymer Employees...........................................................      ADI-1
ADDENDUM II   TAM Ceramics, Inc. Employees Formerly Covered Under the
                Cookson America, Inc. Salaried Employees' Savings Plan....................................     ADII-1
ADDENDUM III  Ferro Glass & Color Employees Formerly Covered Under the
                DMC2 Degussa Catalysts Cerdec Corporation Savings
                & Investment Plan.........................................................................    ADIII-1


                                    - (iii) -

                                FERRO CORPORATION
                        SAVINGS AND STOCK OWNERSHIP PLAN
                           (JULY 1, 1999 RESTATEMENT)

                                    PREAMBLE

            WHEREAS, Ferro Corporation (hereinafter referred to as the "Company") established the Ferro Corporation Investment Savings Plan (hereinafter referred to as the "ISP"), effective January 1, 1984, to assist certain of its employees in saving for their retirement; and

            WHEREAS, the ISP was amended and restated subsequently from time to time; and

            WHEREAS, the Company amended and restated the ISP as of January 1, 1989, to comply with the provisions of the Tax Reform Act of 1986 as well as other tax legislation and incorporated the ISP as of April 24, 1989, in a single plan document with the Ferro Employee Stock Ownership Plan (hereinafter referred to as the "Ferro ESOP"), a separate employee stock ownership plan, together to be known as the Ferro Corporation Savings and Stock Ownership Plan; and

            WHEREAS, the Ferro ESOP was merged into the ISP as of the close of business on December 31, 1993, and thereafter such plans became a single plan known as the Ferro Corporation Savings and Stock Ownership Plan (hereinafter referred to as the "SSOP" or the "Plan"); and

            WHEREAS, the Company now desires to amend the SSOP to reflect various operational and administrative changes as well as certain legislated tax changes;

            NOW, THEREFORE, effective as of July 1, 1999, except as specifically provided otherwise, the SSOP is hereby amended and restated as hereinafter set forth with respect to employees employed by the Company and its affiliates on and after said date.

                                    ARTICLE I

                                   DEFINITIONS

      1.1   DEFINITIONS.

            The following words and phrases as used herein shall have the meanings hereinafter set forth, unless a different meaning is plainly required by the context.

            (1) The term "ADJUSTMENT" shall mean the net increases and decreases in the market value of the Fund during a Plan Year or other period exclusive of any contribution during such year or other period. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income and may include expenses of administering the Fund and the Plan.

            (2) The term "AFFILIATE" shall mean any corporation which is a Participant of a controlled group of corporations of which the Company is a member as determined under Section 414(b) of the Code, each trade or business (whether or not incorporated) with which the Company is under common control (as determined under Section 414(c) of the Code, each organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company is a member, and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

            (3) The term "AFFILIATED GROUP" shall mean the group of entities which are Affiliates.

            (4) The term "AFTER-TAX CONTRIBUTION ACCOUNT" shall mean the portion of the Individual Account of a Participant that reflects his interest in the Investment Funds attributable to After-Tax Contributions and that is established pursuant to the provisions of Sections 3.3 and 5.1.

            (5) The term "AFTER-TAX CONTRIBUTIONS" shall mean contributions made under the Plan by a Participant pursuant to the provisions of Section 3.3.

            (6) The term "BENEFICIARY" shall mean any person designated by a Participant to receive such benefits as may become payable pursuant to the provisions of Article VII after the death of such Participant.

            (7) The term "BENEFIT COMMENCEMENT DATE" shall mean the day on which benefits are distributed, or commence to be distributed, to any Participant or Beneficiary under the terms of the Plan.

            (8) The term "BOARD" shall mean the Board of Directors of the Company.

            (9) The term "CATCH-UP PRE-TAX CONTRIBUTION ACCOUNT" shall mean the portion of the Individual Account of a Participant that reflects his interest in the Investment Funds attributable to Catch-up Pre-

      Tax Contributions and that is established pursuant to the provisions of Sections 3.2 and 5.1.

            (10) The term "CATCH-UP CONTRIBUTIONS" shall mean the Pre-Tax Contributions permitted to be made under the Plan after December 31, 2001 in accordance with the provisions of Sections 3.2 and 5.1.

            (11) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

            (12) The term "COMMITTEE" shall mean the Savings and Stock Ownership Plan Committee as described in Section 10.3.

            (13) The term "COMPANY" shall mean Ferro Corporation, an Ohio corporation, or any successor thereto.

            (14) The term "COMPANY STOCK" shall mean shares of common stock and/or preferred stock convertible into common stock of the Company.

            (15) The term "COMPANY STOCK FUND" shall mean the Investment Fund that is primarily invested in Company Stock and that forms the Ferro ESOP.

            (16) The term "COMPENSATION" shall mean, effective as of January 1, 1997, the compensation within the meaning of Section 415(c)(3) of the Code, subject to the provisions of Section 414(q)(6) of the Code, paid during a Plan Year by the Employer to a Participant while a Participant, including all wages and salary, commissions and bonuses, overtime pay, used or accrued vacation pay, and any Pre-Tax Contributions contributed under the Plan with respect to such Participant during such Plan Year, and any elective employer contributions made on behalf of a Participant that are not includible in gross income under Section 125, Section 132(f)(4) (for Plan Years beginning on and after January 1, 1997), Section 402(e)(3), Section 402(h)(1)(B), and Section 403(b) of the Code, but excluding relocation expense reimbursements (including mortgage interest differentials) or other expense allowances or fringe benefits which are paid with respect to a period following termination of employment, automobile allowance income, foreign service premiums, deferred compensation (other than Pre-Tax Contributions), and allowances or any other extraordinary income and welfare benefits. Notwithstanding the foregoing, in no event shall Compensation exceed the amount permitted under Section 401(a)(17)(A) of the Code as adjusted for increases in the cost of living in accordance with the provisions of Section 401(a)(17)(B) of the Code. The cost of living in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (a "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

            (17) The term "CONTRIBUTION DATE" shall mean prior to January 1, 2001, the last full day of each calendar year quarter on which the Trustee and the Company are open for business and on and after January 1, 2001, each payroll date.

            (18) The term "CURRENT BALANCE" as used with respect to a Participant's or former Participant's Individual Account or stipulated portion thereof, shall mean the account balance as of a Valuation Date.

            (19) The term "DISABILITY" shall mean any medically demonstrable physical or mental condition incurred through unavoidable cause which has incapacitated a Participant to the extent that he is eligible to receive disability benefits either under a long term disability plan maintained by the Company or under the Social Security Act or to the extent a physician satisfactory to the Company finds that he is unable to continue to perform his occupation.

            (20) The term "ELIGIBLE RETIREMENT PLAN" shall mean:

                  (a) any individual retirement account described in Section 408(a) of the Code;

                  (b) any individual retirement annuity described in Section 408(b) of the Code;

                  (c)   any trust maintained pursuant to a plan described in
                        Section 414(i) of the Code that meets the requirements of Section 401(a) of the Code;

                  (d) any annuity plan described in Section 403(a) of the Code;

                  (e) effective for distributions after December 31, 2001, an eligible deferred compensation plan described in Section 457(b) of the Code that separately accounts for amounts rolled into such plan from eligible retirement plans not described in such Section 457(b); and

                  (f) effective for distributions after December 31, 2001, an annuity contract described in Section 403(b) of the Code.

      In the case of an Eligible Rollover Distribution prior to January 1, 2002, to a beneficiary who is the surviving spouse of a Participant, an Eligible Retirement Plan shall mean only an individual retirement account or individual retirement annuity described in (a) or (b) above.

            (21) The term "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean all or any portion of a Plan distribution to a Participant, a beneficiary who is a deceased Participant's surviving spouse, or an alternate payee under a qualified domestic relations order who is a Participant's spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for over a specified period of ten or more years or the life of the Participant or beneficiary or the joint lives of the Participant and the beneficiary;
      (ii) a distribution to the extent such distribution is required under
      Section 401(a)(9) of the Code; (iii) the portion of any distribution which is not includable in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to employer securities); (iv) a distribution from the Pre-Tax Contribution Account of a Participant that made on or after January 1, 1999, on account of hardship or (v) any distribution that is made on or after January 1, 2002 on account of hardship. A portion of a distribution that is received on or after January 1, 2002, shall not fail to be an Eligible Rollover Distribution merely because such portion consists of After-Tax Contributions that are not includible in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to account separately for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

            (22) The term "EMPLOYEE" shall mean any person who is employed by an Employer at a plant, division or operation and in a classification listed on Appendix D; provided, however, that such term shall not include (i) any person covered by a collective bargaining agreement unless such agreement specifically provided for coverage under the Plan; (ii) any person who is receiving disability benefits under a long-term disability plan maintained by the Company; or (iii) any person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Affiliated Group which constitutes income from sources within the United States pursuant to Section 861(a)(3) of the Code.

            (23) The term "EMPLOYER" shall mean collectively or individually as the context may indicate, the Company and any Affiliate that is a participating employer under the Plan, including each foreign corporation with respect to which the Company or an Affiliate has entered into an agreement under Section 3121(l) of the Code; provided, however, that this definition shall apply only with respect to remuneration paid to United States citizens who are employed by such foreign corporation and for whom contributions under a funded plan of deferred compensation are not provided by any other person.

            (24) The term "ENTRY DATE" shall mean each January 1, April 1, July 1, and October 1 and any other date so designated by the Committee.

            (25) The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

            (26) The term "EXEMPT LOAN" shall mean a loan which is entered into by the Trustee with the approval and direction of the Company to finance the acquisition of Company Stock and which meets the following requirements:

                  (a) It must be primarily for the benefit of Participants and their beneficiaries;

                  (b) It must be used to acquire Company Stock, repay the Exempt Loan, or repay a prior Exempt Loan;

                  (c)   It must bear a reasonable rate of interest;

                  (d) It must be for a specific term and not payable at the demand of any person, except in the event of default;

                  (e) It must provide for the release of Company Stock from encumbrance either under the principal and interest method of Treas. Reg. Section 54.4975-7(b)(8)(i) or the principal only method under Treas. Reg. Section 54.4975-7(b)(8)(ii).

                  (f) It may be secured by a pledge of Company Stock acquired with its proceeds or the proceeds of a prior Exempt Loan which is being refinanced and repaid with proceeds of the such Exempt Loan. No other assets of the Plan may be pledged as collateral for an Exempt Loan and no lender shall have recourse against any other assets of the Plan. No person entitled to payment under the Exempt Loan shall have any right to assets of the SSOP other than:

                        (1)   the collateral;

                        (2) the contributions made under the SSOP to meet its obligations under the Exempt Loan; and

                        (3) earnings on such collateral and the investment of such contributions.

      In the event of default, the value of SSOP assets transferred from the Ferro ESOP in satisfaction of the loan must not exceed the amount of default. Moreover, in the event the lender is a party in interest under ERISA, the Exempt Loan must provide for the transfer of SSOP assets from the Ferro ESOP upon default only and only to the extent of the failure of the Ferro ESOP to meet the Exempt Loan payment schedule.

            (27) The term "FERRO ESOP" shall mean the portion of the Plan which consists of the Company Stock Fund and which is intended to be an employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(a)(6) of ERISA as well as a stock bonus plan qualified under Section 401(a) of the Code.

            (28) The term "FUND" or "TRUST FUND" shall mean the trust fund created and maintained in accordance with the provisions of Article IX.

            (29) The term "HIGHLY COMPENSATED EMPLOYEE" shall mean, effective as of January 1, 1997, any Employee of the Company or an Affiliate for a Plan Year who:

            (a) during the immediately preceding Plan Year, received compensation (as defined in Appendix A of the Plan without regard to Sections 125, 402(e)(3) and 402(h)(1)(B) of the
                  Code), in excess of $80,000 (such dollar limitation shall be adjusted automatically in accordance with the maximum amount permitted under Section 414(q) of the Code); or

            (b) during such Plan Year or during the immediately preceding Plan Year owned directly or indirectly 5% or more of the Company or an Affiliate (so that he is a "5% owner" as defined in Section 416(I)(1)of the Code);

      A former Employee shall be treated as a Highly Compensated Employee, if such Employee was a Highly Compensated Employee when such Employee separated from service or such Employee was a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing provisions of this paragraph, the sole purpose of this paragraph (29) is to define and apply the term Highly Compensated Employee strictly (and only) to the extent necessary to satisfy the minimum requirements of
      Section 414(q) of the Code relating to "highly compensated employees." This paragraph (29) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendments of language, so as to satisfy solely the minimum requirements of Section 414(q) of the Code.

            (30) The term "HOUR OF SERVICE" shall mean an hour for which an Employee is paid, or entitled to be paid, with respect to the performance of duties for an Employer or an Affiliate or pursuant to an award or agreement requiring an Employer or an Affiliate to pay back wages. Hours of Service shall be calculated and credited pursuant to Section 2530.200-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference.

            (31) The term "INDIVIDUAL ACCOUNT" shall mean the account maintained for each Participant, inactive Participant, and Beneficiary under the Plan which reflects the amounts credited or charged to each such Participant, inactive Participant, and Beneficiary in accordance with the terms of the Plan. Such Individual Account is comprised of a Pre-Tax Contribution Account, Catch-up Pre-Tax Contribution Account, a Matching Contribution Account, an After-Tax Contribution Account, and a Rollover Account with such subaccounts as may be deemed necessary by the Committee.

            (32) The term "INVESTMENT FUND" shall mean any of the investment funds established pursuant to the provisions of Section 4.1.

            (33) The term "LEASED WORKER" shall mean, effective as of January 1, 1997, a person (other than a person who would be an Employee of an Employer without regard to this paragraph (33)) engaged in performing services for an Employer (the "Recipient") pursuant to an agreement between the Recipient and any other person (the "Leasing Organization") who meets the following requirements:

                  (a) he has performed services for an Employer (or for any other "related persons" determined in accordance with
                        Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year;

                  (b) such services are under the primary direction or control of the Recipient; and

                  (c) he is not participating in a "safe harbor plan" of the Leasing Organization. (For this purpose, "safe harbor plan" is a plan which satisfies the requirements of
                        Section 414(n)(5) of the Code, which will be a money purchase pension plan with a nonintegrated employer contribution rate of at least ten percent of Compensation and which provides for immediate participation and full and immediate vesting if Leased Workers do not constitute more than 20 percent of the Recipient's nonhighly compensated work force.)

      A person who is a Leased Worker shall be considered an employee of the Employer during any period in which he is a Leased Worker (solely for the purpose of determining length of service for participation and vesting purposes) but shall not be a Participant and shall not otherwise be eligible to become covered by the Plan during any period in which he is a Leased Worker. Notwithstanding the foregoing, the sole purpose of this paragraph (33) is to define and apply the term "Leased Worker" strictly (and only) to the extent necessary to satisfy the minimum requirements of
      Section 414(n) of the Code relating to "leased employees" and this paragraph (33) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendment of language, so as to satisfy solely the minimum requirements of Section 414(n) of the Code and no more.

            (34) The term "MATCHING CONTRIBUTION ACCOUNT" shall mean the portion of the Individual Account of a Participant that reflects is interest in the Investment Funds attributable to the Matching Contributions and allocated to such Participant pursuant to the provisions of Sections 3.4 and 5.1.

            (35) The term "MATCHING CONTRIBUTIONS" shall mean contributions made under the Plan by an Employer pursuant to the provisions of Section 3.4, excluding, however, any additional Employer contributions under said Section.

            (36) The term "PARTICIPANT" shall mean any Employee who becomes a Participant as provided in Article II.

            (37) The term "PLAN" or "SSOP" shall mean the Ferro Corporation Savings and Stock Ownership Plan as set forth herein with all amendments, modifications and supplements hereafter made.

            (38) The term "PLAN ADMINISTRATOR" shall mean the Company, which is the administrator for purposes of the Code.

            (39) The term "PLAN YEAR" shall mean the twelve-month period beginning on each January 1 and ending on the subsequent December 31.

            (40) The term "PRE-TAX CONTRIBUTION ACCOUNT" shall mean the portion of the Individual Account of a Participant that reflects his interest in the investment Funds attributable to Pre-Tax Contributions and that is established pursuant to the provisions of Sections 3.1 and 5.1.

            (41) The term "PRE-TAX CONTRIBUTIONS" shall mean contributions made under the Plan on behalf of an Employee pursuant to the provisions of
      Section 3.1.

            (42) The term "REEMPLOYMENT DATE" shall mean the first date on which an Employee completes an Hour of Service after a Severance Date.

            (43) The term "ROLLOVER ACCOUNT" shall mean the portion of the Individual Account of a Participant that reflects his interest in the Investment Funds attributable to Rollover Contributions and that is established pursuant to the provisions of Sections 3.5 and 5.1.

            (44) The term "ROLLOVER CONTRIBUTION" shall mean the amount contributed by an Employee to the Plan pursuant to the provisions of
      Section 3.5.

            (45) The term "SERVICE" shall mean the service credited to an Employee for eligibility purposes in accordance with the provisions of
      Section 2.4.

            (46) The term "SEVERANCE DATE" shall mean the earliest of (i) the date on which an Employee retires, dies, or otherwise terminates employment, (ii) the last day of employment for which an Employee receives compensation, or (iii) the first anniversary of the first date of a period in which an Employee remains absent from employment with an Employer for any reason; provided, however, that if an Employee is absent from employment on an approved leave of absence due to illness or injury, he shall not incur a Severance Date by reason of such absence if he returns to employment at the conclusion of such approved leave of absence; and provided further, that if an Employee is absent from employment while in active service in the Armed Forces of the United States, his Severance Date shall be the date on which he terminated his employment, unless he returns to employment with an Employer or an affiliate during the time period prescribed by federal law; and provided further, that no Employee shall incur a Severance Date until the second anniversary of the first date on which such Employee is absent from employment with the Employer or an Affiliate for maternity or paternity reasons. For purposes of this paragraph (44), an absence for maternity or paternity reasons means an absence due to (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) the caring of such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, if an Employee retires or dies, or his employment otherwise is terminated during a period of absence from employment for any reason other than retirement or termination, his Severance Date shall be the date of such retirement, death, or other termination of employment.

            (47) The term "SUSPENSE FUND" shall mean the subfund under the Ferro ESOP which contains Company Stock acquired by the Trustee with the proceeds of an Exempt Loan under the provisions of Section 11.3 and which has not been released and allocated to the Individual Accounts of Participants.

            (48) The term "TRUST AGREEMENT" shall mean the agreement entered into between the Company and the Trustee pursuant to Article IX.

            (49) The term "TRUSTEE" shall mean any financial institution designated in the Trust Agreement to hold in trust any assets of the Plan for the purposes of providing benefits under the Plan and shall include any successor to the Trustee initially designated thereunder.

            (50) The term "VALUATION DATE" shall mean each business day that the Trustee and the New York Stock Exchange are open.

            (51) The term "VESTING SERVICE" shall mean the service credited to a Participant and utilized to determine such Participant's vested interest in his Matching Contribution Account pursuant to the provisions of Section
      6.3. For purposes of Article VI, the years of Vesting Service credited to a Participant shall be equal to his years of Service determined under
      Section 2.4.

      1.2   CONSTRUCTION

            The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

                                   ARTICLE II

                        PARTICIPATION AND VESTING SERVICE

            2.1   PARTICIPATION

                  Each Employee shall be eligible to become a Participant on the Entry Date immediately following the date on which he first meets all of the following conditions:

                  (a) he has completed at least six months (three months on and after January 1, 2001) of Service;

                  (b)   he is receiving Compensation from an Employer; and

                  (c) he has elected to participate in the Plan as specified in Section 2.3.

            2.2   NOTICE OF ELIGIBILITY TO COVERED EMPLOYEES

                  Prior to each Entry Date, each Employee who is first eligible to become a Participant on such Entry Date shall be notified of his eligibility and the requirements for participation in the Plan.

            2.3   ELECTION TO PARTICIPATE

                  Each Employee who becomes eligible to participate in the Plan shall make an election in the form, manner, and time prescribed by the Committee with respect to:

                  (a) his authorization for his Employer to reduce his Compensation in order to make Pre-Tax Contributions on his behalf pursuant to the provisions of Section 3.1.

                  (b) his authorization for his Employer to make payroll deductions with respect to his After-Tax Contributions pursuant to the provisions of Section 3.3; and

                  (c) his investment election with respect to his Pre-Tax Contributions and After-Tax Contributions pursuant to the provisions of Article IV.

            2.4   SERVICE FOR ELIGIBILITY PURPOSES

                  An Employee shall be credited with years of Service beginning on his Employment Commencement Date, or his Reemployment Date, if applicable, and ending on his next following Severance Date. If an Employee's Reemployment Date occurs within 12 months after the earlier of (i) his immediately preceding Severance Date, or (ii) the first day of a period in which he remains absent from employment with an Employer or an Affiliate for any reason, he shall be credited with Service for the period of absence preceding such Reemployment Date if he otherwise is not credited with Service for such absence under the foregoing provisions of this Section 2.4. In the event that a Severance Date occurs with respect to an Employee and the provisions of the foregoing sentence of this Section 2.4 do not apply, such Employee shall forfeit his years of Service credited with respect to the period ending on such Severance Date, and the Employee's years of Service shall be reinstated upon his completion of an Hour of Service as an Employee, if his period of absence is less than five years or in the event it is greater than five years:

                  (i) if he had any nonforfeitable interest to any portion of his Individual Account attributable to Matching Contributions at the time of his Severance Date; or

                  (ii) if upon returning to service his period of absence was less than his years of Service prior to his Severance Date.

An Employee's years of Service as determined under this Section 2.4 shall be computed to the nearest month and aggregated.

            2.5   CHANGES IN EMPLOYMENT STATUS

                  If an Eligible Employee who is a Participant ceases to be an Employee but continues in the employment of (i) the Employer in some other capacity, or (ii) an Affiliate, he nevertheless shall continue as an inactive Participant until his participation is otherwise terminated in accordance with the provisions of the Plan; provided, however, that such Participant shall share in Matching Contributions in accordance with the provisions of Section 3.4 for any Plan Year quarter of such participation only to the extent and on the basis of his Pre-Tax Contributions made during such quarter; and provided further, that such Participant shall not be permitted to make, or have made on his behalf, Pre-Tax Contributions or After-Tax Contributions at any time during which he is employed in any capacity other than as an Employee. If a person is transferred directly from employment (i) with the Employer in a capacity other than as an Employee or (ii) with an Affiliate, to employment with the Employer as an Employee, his service with the Employer or such Affiliate shall be included in determining his eligibility under Section 2.1 and shall be included in his years of Vesting Service.

            2.6   CREDIT UPON ACQUISITION

                  If the Employer acquires an entity under an arrangement whereby the acquired entity is not or ceases to be a separate entity, the employees of the acquired entity shall be considered as new Employees of the Employer on the date of the acquisition and shall become Participants hereunder in accordance with Section 2.1. Notwithstanding the preceding sentence, the Committee may provide for recognition of employment (including, if desired, Compensation) by the acquired entity prior to the acquisition date for any purpose or purposes of the Plan.

            2.7   REEMPLOYMENT

                  In the event a Participant incurs a Severance Date and is reemployed as an Employee, he shall be eligible to become a Participant again on his Reemployment Date.

                                   ARTICLE III

                                  CONTRIBUTIONS

            3.1   PRE-TAX CONTRIBUTIONS

                  Pre-Tax Contributions shall be made to the Plan on behalf of Participants in the manner hereinafter set forth.

                  (a) ELECTION AND AMOUNT OF PRE-TAX CONTRIBUTIONS. Except as
            otherwise provided in this Section 3.1 and subject to the provisions of Appendix A, each Participant may elect to have Pre-Tax Contributions made to the Plan by his Employer which shall be an integral percentage of his Compensation of not less than one percent nor more than fifteen percent, or such other percentage as may be designated by the Company; provided, however, that in no event shall such Pre-Tax Contributions of a Participant under the Plan and all other qualified plans maintained by the Affiliated Group during a calendar year exceed the dollar limit set forth in Section 402(g)(1) of the Code in effect for the calendar year as adjusted in accordance with the provisions of Sections 402(g)(5) and 415(d) of the Code.

                  (b) CHANGE OF ELECTION. Each Participant may elect
            prospectively to increase or reduce his designated percentage (within the appropriate minimum and maximum percentages set forth in paragraph (a) above) in the manner, time, and form specified by the Committee.

                  (c) SUSPENSION OF PRE-TAX CONTRIBUTIONS. Each Participant may
            elect to revoke prospectively such salary reduction agreement in the manner, time, and form specified by the Committee. A Participant may again enter into a salary reduction agreement for recommencement of Pre-Tax Contributions in the manner, time, and form specified by the Committee.

                  (d) CREDITING OF PRE-TAX CONTRIBUTIONS. Pre-Tax Contributions
            shall be credited to the Participant's Pre-Tax Contribution Account and, effective February 3, 1997, shall be remitted to the Trustee as soon as possible but in no event later than the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

            3.2 CATCH-UP PRE-TAX CONTRIBUTIONS. Effective for each Plan Year beginning on or after January 1, 2002, all Participants who have attained at least age 50 prior to the close of such Plan Year shall be eligible to make Catch-up Pre-Tax Contributions in accordance with, and subject to, the limitation of Section 414(v) of the Code. Such Catch-up Pre-Tax Contributions shall not be taken into account for purposes of the Plan provisions implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), 415 or
416 of the Code, as applicable, by reason of the making of such Catch-up 401(k) Contributions and shall not be taken into account for the limitations of Section
3.1 or Matching Contributions under Section 3.4.

            3.3   AFTER-TAX CONTRIBUTIONS

                  After-Tax Contributions shall be made to the Plan by Participants in the manner hereinafter set forth.

                  (a) ELECTION AND AMOUNT OF AFTER-TAX CONTRIBUTIONS. Each
            Participant may elect to make After-Tax Contributions by payroll deduction in an integral percentage of his Compensation of not less than one percent nor more than ten percent of his Compensation during a pay period. Any After-Tax Contribution election shall be made in the form, time, and manner specified by the Committee and shall be effective as soon as practicable after the date the election is made; provided, however, that the After-Tax Contributions made by Highly Compensated Employees with respect to a Plan Year shall not exceed the limitations set forth in Appendix A.

                  (b) CHANGE OF ELECTION. A Participant electing to contribute
            After-Tax Contributions to the Plan pursuant to this Section 3.3, may increase or reduce his After-Tax Contribution percentage within permissible limits in the manner, time, and form specified by the Committee.

                  (c) SUSPENSION OF AFTER-TAX CONTRIBUTIONS. Any Participant may
            prospectively elect to cease future After-Tax Contributions to the Plan in the manner, time, and form specified by the Committee. In the event such Participant desires to thereafter recommence making After-Tax Contributions, he shall be allowed to do so in the manner, time, and form specified by the Committee.

                  (d) CREDITING OF AFTER-TAX CONTRIBUTIONS. Amounts contributed as After-Tax Contributions shall be credited to the Participant's After-Tax Contribution Account and shall be remitted to the Trustee as soon as possible but in no event later than the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

            3.4   MATCHING CONTRIBUTIONS

                  On and after July 1, 1999, but prior to January 1, 2001, as of each Contribution Date, the Employer shall cause to be paid to the Trustee, in cash or in-kind in its sole discretion, a quarter-annual Matching Contribution determined in the following manner:

                  (1) If such Matching Contribution is made in cash, such
            contribution shall be an amount equal to the average of the high and low prices of the Company Stock on the New York Sock Exchange on such Contribution Date multiplied by the quotient of the aggregate Pre-Tax Contributions of Participants who are Employees during the last pay period of the calendar quarter ending on such Contribution Date for the calendar quarter ending on such Contribution Date that are attributable to the first two percent of the Compensation of such Participants for such calendar quarter plus one-half of the aggregate Pre-Tax Contributions of such Participants for such calendar quarter that are attributable to amounts in excess of two percent, but not in excess of eight percent, of the Compensation of such Participants for such calendar quarter divided by the average of the high and low prices of Company Stock on the New York Stock Exchange on such Contribution Date.

                  (2) If such Matching Contribution is made in kind, such
            contribution shall be the number of shares of Company Stock equal to the quotient of the aggregate Pre-Tax Contributions of Participants who are Employees during the last pay period of the calendar quarter ending on the Contribution Date for the calendar quarter ending on such Contribution Date that are attributable to the first two percent of the Compensation of such Participants for such calendar quarter plus one-half of the aggregate Pre-Tax Contribution of such Participants for such calendar quarter that are attributable to amounts in excess of two percent, but not in excess of eight percent, of the Compensation of such Participants for such calendar quarter divided by the average of the high and low prices of Company Stock on the New York Stock

            Exchange on such Contribution Date. On and after January 1, 2001, as of each Contribution Date, the Employer shall contribute to the Plan with respect to each Participant who is an Employee during the pay period ending with such Contribution Date, a Matching Contribution in an amount equal to 100% of the first two and 50% of the next six percent of Compensation elected by each such Participant as Pre-Tax Contributions during the pay period ending on such Contribution Date.

            3.5   ROLLOVER CONTRIBUTIONS

                  An Employee who is eligible to receive an Eligible Rollover Distribution or who has had a qualified total distribution (within the meaning of Section 402(a)(5)(E) of the Code) distributed to him from a plan which meets the requirements of Section 401(a) of the Code may cause such a distribution to be transferred to the Plan, provided the following conditions are met:

                  (a) In case of a transfer directly from such a plan, the transfer occurs on or before the 60th day following his receipt of the distribution from the other plan and the amount transferred equals the amount of the total distribution he received from the other plan less the amount, if any, considered contributed by him in accordance with Section 402(e)(4)(D)(i) of the Code;

                  (b) In the case of a rollover (or transfer) from such an individual retirement account, such rollover (or transfer) meets the requirements of Section 408(d)(3)(A)(ii) of the Code;

                  (c)   The transfer consists only of cash; and

                  (d) The amount transferred is no less than $2,000.00; provided, however, that such minimum may be waived by the Committee in the case of a transfer due to an acquisition by the Employer.

The Committee shall develop such procedures, and may require such information from the Employee desiring to make such transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section 3.5 and the Code. Upon approval by the Committee, the amount transferred shall be deposited in the Fund under the Plan and shall be credited to the Employee's Rollover Account in accordance with procedures established by the Committee.

                                   ARTICLE IV

                           INVESTMENT OF CONTRIBUTIONS

            4.1   ESTABLISHMENT AND MAINTENANCE OF FUNDS

                  The Company shall cause at least three Investment Funds to be established and maintained at all times. Each such Investment Fund shall be diversified and have different risk and return characteristics from the other Investment Funds. Any Investment Fund which invests in investments with restrictions regarding Investment Funds to which investment transfers may be made or to which a minimum investment period is applicable shall not be considered as one of such requisite three Investment Funds.

            4.2 INVESTMENT OF PRE-TAX CONTRIBUTIONS, CATCH-UP PRE-TAX CONTRIBUTIONS, AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS

                  Any Pre-Tax Contributions, After-Tax Contributions, and any Rollover Contributions made to the Plan on behalf of a Participant shall be invested in the Investment Fund or Funds elected by such Participant in the form, manner and time prescribed by the Committee.

            4.3   INVESTMENT OF MATCHING CONTRIBUTIONS

                  Matching Contributions made to the Plan shall be invested in the Ferro ESOP through the Company Stock Fund and shall be applied first to the extent that such an investment would result in an allocation of Company Stock from the Suspense Fund and then to Company Stock in general. All such investments and resulting allocations shall be made on a pro rata basis. The Trustee shall purchase Company Stock in the market or from the Company; provided, however, that any such purchase shall be made only in exchange for not more than fair market value; and provided further, that no commission shall be charged or paid with respect to any purchase or sale of Company Stock by the Trustee, except in the case of Company Stock purchased or sold in the over-the-counter market through a broker-dealer which is a member of the National Association of Securities Dealers or on a national securities exchange.

            4.4   INVESTMENT ELECTIONS FOR PREVIOUSLY ALLOCATED AMOUNTS

                  Each Participant may elect to change the investment of any percentage of the Current Balance of his Individual Account (other than his Matching Contribution Account and his Pre-Tax Contribution Account invested in convertible preferred stock of the Company in the Company Stock Fund which may be transferred in accordance with the provisions of Section 11.6) from the Investment Fund in which it is invested to another Investment Fund or Funds. Such election shall be made in the manner, time, and form specified by the Committee.

            4.5   VOTING OF COMPANY STOCK

                  Each Participant or Beneficiary who has shares of Company Stock allocated to his Individual Account under the Plan shall be a named fiduciary with respect to the voting of Company Stock held in the Plan and shall have the following powers and responsibilities:

                  (a) Prior to each annual or special meeting of the shareholders of the Company, the Company shall cause to be sent to each Participant who has Company Stock allocated to his Individual Account a copy of the proxy solicitation material therefor, together with a form requesting confidential voting instructions with respect to the voting of such shares.

                        Upon receipt of a Participant's instructions, the Trustee shall then vote in person, or by proxy, such shares of Company Stock as so instructed.

                  (b) Prior to each annual or special meeting of shareholders of the Company, the Company shall cause to be sent to each Participant who has Company Stock allocated to his Individual Account a copy of proxy solicitation material, together with a form requesting confidential voting instructions, with respect to the voting of Company Stock for which the Trustee does not receive instructions as provided in paragraph (a) as well as Company Stock which is unallocated and held in the Suspense Fund. Each such Participant shall instruct the Trustee to vote the number of such unallocated and uninstructed shares of Company Stock equal to the proportion that the number of the shares of Company Stock allocated to his Individual Account bears to the total number of shares of Company Stock in the Plan for which instructions have been received as provided for in subparagraph (a). The Trustee shall then vote, in person, or by proxy, such shares of Company stock as so instructed.

                  (c) Instructions received from Participants and Beneficiaries by the Trustee regarding the voting, the tendering, or the exchanging of Company Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation or lawful process.

                  (d) The Company shall cause the Trustee to furnish to each Participant who has Company Stock credited to his Individual Account under the Plan notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, Company Stock made to the Trustee. The Trustee shall request from each such Participant instructions as to the tendering or exchanging of Company Stock credited to his Individual Account and for this purpose the Trustee shall provide Participants with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, Company Stock made to the Trustee. Within the time specified by the Trustee, the Trustee shall tender or exchange such Company Stock as to which the Trustee has received instructions to tender or exchange from Participants.

                  (e) The Company shall cause the Trustee to furnish to each Participant who has Company Stock allocated to his Individual Account notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, Company Stock made to the Trustee. The Trustee shall request from each such Participant instructions as to the tendering or exchanging of Company Stock for which the Trustee does not receive instructions as provided in subparagraph (d) as well as Company Stock which is unallocated and held in the Suspense Fund. Each such Participant shall instruct the Trustee with respect to the tendering or exchanging of the number of such unallocated and unvoted shares of Company Stock equal to the proportion that the number of the shares of Company Stock allocated to his Individual Account bears to the total number of shares of Company Stock in the Plan for which instructions are received. Within the time specified by the Trustee, the Trustee shall then tender or exchange such shares of Company Stock as to which the Trustee has so received instructions to tender or exchange.

            4.6   INVESTMENT RESPONSIBILITY

                  The Plan is intended to constitute a plan described in Section 404(c) of ERISA and DOL Regs. Section 2550.404c-1 and insofar as the Plan complies with said Section 404(c), Plan fiduciaries shall be relieved of liability for any losses which are the direct result of investment instructions given by Participants and Beneficiaries.

                                    ARTICLE V

                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

            5.1   INDIVIDUAL ACCOUNTS

                  An Individual Account shall be established and maintained in the name of each Participant to which all amounts allocated to each such Participant pursuant to Article III, this Article V, and Article XI shall be credited. Each Individual Account shall be comprised of whichever of the following accounts with appropriate subaccounts are applicable to a particular
Participant: a Pre-Tax Contribution Account, a Catch-up Pre-Tax Contribution Account (on and after January 1, 2002), a Matching Contribution Account, an After-Tax Contribution Account and a Rollover Account. The Committee also shall maintain, or cause to be maintained, records to indicate the amount of each Participant's various accounts and subaccounts, if applicable, comprising his Individual Account invested in each Investment Fund and comprising his interest under the Plan.

            5.2   ALLOCATION OF MATCHING CONTRIBUTIONS

                  Subject to the provisions of Article XI, as of each Contribution Date, the Matching Contribution Account of each Participant shall have allocated to it the share of Matching Contributions contributed on behalf of such Participant in accordance with Section 3.3. Subject to the provisions of
Section 3.3, prior to January 1, 2001, Matching Contributions for a calendar quarter shall be allocated only to the Matching Contribution Accounts of Participants for whom Pre-Tax Contributions were made to the Plan during such quarter and who were actively employed by an Employer on the first day of the last pay period of such quarter. On and after January 1, 2001, Matching Contributions for each pay period shall be allocated to the Matching Contribution Accounts of Participants for whom Pre-Tax Contributions were made to the Plan during such pay period.

            5.3   VALUATIONS AND ADJUSTMENTS

                  As of each Valuation Date, the Trustee shall determine the fair market value of the assets of the Trust Fund. Each Individual Account shall be adjusted to reflect the effect of income, profits and losses, expenses, and all other transactions with respect to such Individual Account after such adjustments have been made, including any contributions allocated to such Individual Account.

            5.4   TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

                  In determining the fair market value of the Fund and of Individual Accounts, the Trustee, the Company, and the Committee shall exercise their best judgment, and all such allocations shall be deemed to have been made as of the Valuation Date, regardless of when actual allocations were undertaken.

                                   ARTICLE VI

                            VESTING AND DISTRIBUTIONS

            6.1   VESTING UPON RETIREMENT OR DISABILITY

                  Upon attaining age 65 (the Plan's normal retirement age) a Participant shall be fully vested in the Current Balance of his Individual Account. Upon retirement after attaining age 65 or due to Disability, a Participant shall be eligible to receive the Current Balance of his Individual Account in accordance with the provisions of Sections 6.5 and 6.6, regardless of the number of his years of Vesting Service.

            6.2   VESTING UPON DEATH

                  Upon the death of a Participant before retirement or other termination of employment, the Current Balance of such Participant's Individual Account shall become fully vested and payable to such Participant's Beneficiary in accordance with Sections 6.5 and 6.6.

            6.3   VESTING UPON TERMINATION OF EMPLOYMENT

                  Upon termination of employment for any reason other than retirement at or after age 65, Disability or death, a Participant shall be eligible to receive the vested portion of the Current Balance of his Matching Contribution Account plus 100% of all other accounts comprising his Individual Account. The vested portion of the Participant's Matching Contribution Account shall be determined in accordance with the following schedule:

                       Years of Vesting Service                      Percentage
                       ------------------------                      ----------
                       Less than 1 year                                  0%
                       1 year, but less than 2                          20%
                       2 years, but less than 3                         40%
                       3 years, but less than 4                         60%
                       4 years, but less than 5                         80%
                       5 years or more                                 100%

            6.4   FORFEITURES

                  In the event a Participant terminates employment for reasons other than retirement after attainment of age 65, Disability, or death and receives a distribution of the vested portion of his Matching Contribution Account prior to incurring a five-year period of severance after his Severance Date, any portion of his Matching Contribution Account in which he does not have a vested interest shall be forfeited. If a Participant has a zero vested interest in his Matching Contribution Account, such Matching Contribution Account shall be treated as though it was distributed immediately upon the termination of the employment of such Participant. If a Participant receives, or is deemed to have received, a distribution of his Matching Contribution Account that is less than the total value of such Matching Contribution Account and such Participant subsequently resumes employment with the Affiliated Group prior to the date he incurs a five-year period of severance, his Matching Contribution Account shall be restored to the amount it was on the date of distribution, unadjusted for any gains or losses occurring subsequent to such date of distribution. Restoration of a Matching Contribution Account shall include restoration of all protected benefits under Section 411(d)(6) of the Code with respect to such restored benefit in accordance with regulations issued by the Secretary of Treasury. Such restoration shall be made from amounts forfeited and not yet applied to reducing Matching Contributions and then from special Company Contributions. Such restorations shall not constitute an annual addition for purposes of Section 415 of the Code. In the event that a Participant terminates employment for reasons other than retirement after attainment of age 65, Disability, or death with less than a 100% vested interest in his Matching Contribution Account and does not subsequently resume employment with the Affiliated Group prior to incurring a five-year period of severance after his Severance Date, the portion of his Matching Contribution Account in excess of his vested interest shall be forfeited and the vested interest in his Matching Contribution Account shall not increase as a result of any subsequent employment with the Affiliated Group. Forfeitures under this
Section 6.4 shall be applied to restore Matching Contribution Accounts and then to reduce future Matching Contributions made to the Plan.

            6.5   METHODS OF PAYMENT OF DISTRIBUTABLE BENEFITS

                  Except as specifically provided otherwise, upon retirement, death, Disability, or termination of employment of a Participant, the portion of a Participant's Individual Account invested in the Company Stock Fund shall be distributed at the election of the Participant or Beneficiary to him either in whole shares of common stock of the Company with any fractional shares distributed in cash, or in cash. The balance of such Participant's Individual Account shall be distributed in cash. A Participant or Beneficiary shall request the form of distribution of his benefits under the Plan in the manner and time prescribed by the Committee. Notwithstanding the foregoing, if for Plan Years beginning after August 5, 1997, the value of a Participant's or a Beneficiary's vested Individual Account does not exceed $5,000 (or such higher amount permitted under Section 417(e) of the Code) distribution thereof shall be made to such Participant or Beneficiary as soon as practicable in a single lump sum payment. For Plan Years beginning after August 5, 1997, no distribution of a vested Individual Account which is in excess of $5,000 (or such higher amount permitted under Section 417(e) of the Code), may be made to a Participant prior to normal retirement age unless such Participant consents in writing to such distribution, not more than 90 days prior to commencement of distribution. For purposes of the foregoing sentence, the involuntary distribution of the value of the Individual Account of a Participant of $5,000 or less shall be determined on and after January 1, 2002, without regard to that portion of such an Individual Account that is attributable to Rollover Contributions (and earnings allocable thereto).

            6.6   TIMING OF PAYMENTS OF DISTRIBUTABLE BENEFITS

                  Notwithstanding any provision in the Plan to the contrary, effective as of January 1, 1997, all distributions required under this Article VI shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed Treas. Regs. Accordingly, the entire interest of a Participant in his Individual Account must be distributed or must begin to be distributed no later than the Participant's Mandatory Distribution Date. A Participant's Mandatory Distribution Date shall be the date determined under paragraph (a) or the date determined under paragraph (b), whichever is earlier:

                  (a) unless the Participant elects otherwise, the 60th day after the end of the Plan Year in which the latest of the following dates occurs: (i) the Participant's normal retirement date, (ii) the tenth anniversary of the date on which the Participant first became a Participant and
                        (iii) the date of the Participant's retirement or other termination of employment; or

                  (b) the April 1 following the calendar year in which the later of the following applicable dates occurs: (i) the date on which the

                        Participant attains age 70-1/2, or (ii) the date on which the Participant retires (except for a Participant who is a 5% owner, as defined in Section 416(i)(1)(B)(i) of the Code, the date determined under this paragraph
                        (b) shall be April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, without regard to the date of the Participant's retirement).

In the event that a 5% owner has not terminated employment as of his Mandatory Distribution Date, he shall receive distribution of his Individual Account pursuant to the provisions of this Section 6.6 in effect prior to January 1, 1997. In the event that any Participant (other than a 5% owner) who is employed by the Affiliated Group on January 1, 1997, has begun to receive distribution of his Individual Account pursuant to the provisions of the Plan in effect prior to January 1, 1997, such Participant may elect in writing in the manner and form required by the Committee to have such distributions that become payable after January 1, 1997 terminate until his Individual Account become payable after his retirement in accordance with the terms of the Plan in effect at such time. Any Participant (other than a 5% owner) who attains age 70-1/2 in 1996, 1997, or 1998 may elect in writing in the manner, time, and form required by the Committee to defer payments from his Individual Account until after his retirement pursuant to the terms of the Plan in effect at such time. In the event that such a Participant does not make such an election, distribution of his Individual Account shall continue to be made to him pursuant to the provisions of this Section 6.6 in effect prior to January 1, 1997. In the event that a Participant dies before the Participant's Mandatory Distribution Date, distribution of his Individual Account is to be made in a single sum, such distribution must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Notwithstanding any other provision of the Plan to the contrary with respect to distributions under the Plan made on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001 (the "2001 Proposed Regulations"). This provision relating to distributions under the 2001 Proposed Regulations shall continue in effect until the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) of the Code or such other date as may be published by the Internal Revenue Service.

            6.7 MANAGEMENT AND INVESTMENT OF INDIVIDUAL ACCOUNTS AFTER TERMINATION OF EMPLOYMENT

                  An Individual Account of a Participant who is eligible for a distribution of all or a portion of his Individual Account may, until complete distribution of such Individual Account, change the investment of any percentage of the Current Balance of his Individual Account in accordance with the provisions of Section 4.4. If the Participant dies before his Individual Account has been paid in full to such Participant, the remaining portion of his Individual Account shall be paid in cash or in shares of Common Stock of the Company as soon as practicable to the Beneficiary, but not later than the applicable date under Section 6.6. In the event of the death of a Beneficiary under such circumstances, his Individual Account shall be paid in accordance with the provisions of Section 6.6.

            6.8   BENEFITS TO MINORS AND INCOMPETENTS

                  In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the following ways:

                  (1)   By payment thereof directly to such minor;

                  (2)   By application thereof for the benefit of such minor;

                  (3) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor or to a custodian for such minor under the Uniform Gifts to Minors Act of any state; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the legal guardian of such person, or to a custodian for such minor under the Uniform Gifts to Minors Act of any state.

            6.9   ELIGIBLE ROLLOVER DISTRIBUTIONS

                  An Employee and Beneficiary who receives an Eligible Rollover Distribution may elect in the time and in a manner prescribed by the Committee to receive all or any portion of such Eligible Rollover Distribution for transfer to an Eligible Retirement Plan; provided, however, that only one such transfer may be made with respect to an Eligible Rollover Distribution to an Eligible Retirement Plan. Notwithstanding the foregoing, the Participant may elect, after receiving the notice required under Section 402(f) of the Code, to receive such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such Participant is issued such notice; provided that the Participant or beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing.

            6.10  ELECTION OF FORMER SCHEDULE.

                  In the event the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Individual Account, any Participant with three or more Years of Vesting Service shall have a right to have his nonforfeitable interest in his Individual Account continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the vested interest of such Participant in his Individual Account under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. Such Participant shall exercise such right by giving written notice of his exercise thereof to the Company within 60 days after the latest of (i) the date he receives notice of such amendment from the Company, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section 6.10, the vested interest of each Participant on the effective date of such amendment shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date thereof.

                                   ARTICLE VII

                                  BENEFICIARIES

            7.1   DESIGNATION OF BENEFICIARY

                  In the event of the death of a Participant or former Participant prior to distribution in full of his Individual Account, the spouse, if any, of such Participant or former Participant shall be his Beneficiary and receive distribution of his remaining interest in accordance with the provisions of Sections 6.5 and 6.6; provided, however, that a Participant may designate a person or persons other than his spouse as his Beneficiary, if the requirements of Section 7.3 are met; and provided further that for Plan Years beginning after August 5, 1997, if such interest exceeds $5,000 (or such higher amount permitted under Section 417(e) of the Code), no distribution shall occur without the consent and at the election of such Beneficiary prior to the date that the deceased Participant would have attained normal retirement age.

            7.2   BENEFICIARY IN THE ABSENCE OF DESIGNATED BENEFICIARY

                  If a Participant or former Participant who dies does not have a surviving spouse and if no Beneficiary has been designated pursuant to the provisions of Section 7.1 or if no Beneficiary survives such Participant or former Participant, then the Beneficiary shall be the estate of such Participant or former Participant. If any Beneficiary designated pursuant to Section 7.1 dies after becoming entitled to receive distributions hereunder and before such distributions are made in full, and if no other person or persons have been designated to receive the balance of such distributions upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance.

            7.3   SPOUSAL CONSENT TO BENEFICIARY DESIGNATION

                  In the event a Participant or former Participant is married, any Beneficiary designation, other than a designation of his spouse as Beneficiary, shall be effective only if his spouse consents in writing thereto and such consent acknowledges the effect of such action and is witnessed by a Plan representative or a notary public, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

                                  ARTICLE VIII

                              WITHDRAWALS AND LOANS

            8.1   WITHDRAWALS GENERALLY

                  A Participant may request a withdrawal of all or a portion of his Individual Account without a termination of employment with his Employer, but only in such amounts and under such conditions as specified in this Article
VIII. Withdrawals under Sections 8.2 and 8.3 shall be made from the Investment Fund or Funds in which the subaccount or subaccounts of the Participant's Individual Account are invested.

            8.2 WITHDRAWAL OF AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS, PRE-TAX CONTRIBUTIONS, CATCH-UP PRE-TAX CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

                  Upon proper application of a Participant in the form and manner as the Committee may specify, the Participant shall be permitted to make the following withdrawal from his Individual Account. He may withdraw, not more than once in a six-month period, a portion or all of the Current Balance of his After-Tax Contribution Account and his Rollover Account. A withdrawal shall be made first from a Participant's After-Tax Contribution Account. If such Participant's Current Balance in his After-Tax Contribution Account is fully withdrawn, the withdrawal shall then be made from his Rollover Account. After attainment of age 59-1/2, a Participant shall be permitted, not more often than once in a six-month period and provided he has already withdrawn the entire Current Balance of his After-Tax Contribution Account and his Rollover Account, to withdraw a portion or all of the Current Balance of his Pre-Tax Contribution Account and his Catch-up Pre-Tax Contribution Account. If such a Participant withdraws all of his Pre-Tax Contribution and Catch-up Pre-Tax Contribution Accounts, he shall then be permitted, not more than once in a six-month period, to withdraw a portion or all of the vested Current Balance of his Matching Contribution Account. A withdrawal under this Section 8.2 shall not be less than the lesser of $500.00 or the balance in the applicable account.

            8.3   SPECIAL HARDSHIP WITHDRAWALS

                  Upon proper application of a Participant in such form and manner as the Committee may specify, and to the extent consistent with applicable law, the Committee, in its sole discretion may permit the Participant to withdraw a portion or all of the balance of his Pre-Tax Contribution and Catch-up Pre-Tax Contribution Accounts, if the Participant has already withdrawn the entire balances of his After-Tax Contribution Account and Rollover Account in accordance with Section 8.2 and if the reason for such withdrawal is to enable the Participant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs which meet the requirements of Section 401(k) of the Code and regulations thereunder. Any withdrawal hereunder may not exceed the amount required to meet the immediate financial need and may only be made if such amount is not available from other resources of the Participant. In no event shall such withdrawals exceed, in the aggregate, the Participant's cumulative Pre-Tax Contributions and Catch-up Pre-Tax Contributions to the Plan; the earnings on such Pre-Tax Contributions and Catch-up Pre-Tax Contributions as well as Matching Contributions made with respect to such Pre-Tax Contributions shall not be withdrawable prior to the Participant's death, disability or Termination of Employment. The unusual or special situations for which such a withdrawal may be made shall be limited to:

                  (a) the payment of uninsured expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Participant, or the Participant's spouse or dependents;

                  (b) the purchase (excluding mortgage expenses) of a principal residence for the Participant;

                  (c) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents;

                  (d) the prevention of the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                  (e) the payment of an expense which the Committee considers to constitute an immediate and heavy financial need that cannot be met from other sources.

In granting or refusing any request for withdrawal, the Committee shall apply uniform standards consistently and such discretionary power shall not be applied so as to discriminate in favor of officers, stockholders, or highly compensated Participants. In the event that a Participant withdraws any portion of his Pre-Tax Contribution Account or Catch--up Pre-Tax Contribution Account under circumstances which satisfy the hardship withdrawal requirements of Section 401(k) of the Code, he shall not be able to make Pre-Tax Contributions or Catch-up Pre-Tax Contributions for 12 months (six months on and after January 1, 2002, regardless of the date of such hardship withdrawal) from the date of such withdrawal and he may not make Pre-Tax Contributions or Catch-up Pre-Tax Contributions to the Plan or make tax deferred contributions to any other qualified plan maintained by the Company or an Affiliate for his next taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Participant's Pre-Tax Contributions and Catch-up Pre-Tax Contributions for the taxable year of the hardship distribution. Withdrawals made pursuant to this Section 8.3 shall be made so that any distribution will first reduce a Participant's Pre-Tax Contribution Account and then his Catch-up Pre-Tax Contribution Account.

            8.4   PARTICIPANT LOANS

                  Upon proper application of a Participant in such form and manner as the Committee may specify, the Committee, in its sole discretion, may direct the Trustee to make a loan to the Participant. The application, and the resulting loan, must meet the terms and conditions specified in the following provisions of this Section 8.4 as well as procedures established by the Company or the Committee.

                  (a) A loan shall not be made that exceeds the lesser of $50,000 (reduced by the amount, if any, of his highest outstanding loan balance in the immediately preceding 12 months) or 50 percent of the vested balance of the Participant's Individual Account. Notwithstanding the foregoing, in no event shall a loan exceed the aggregate Current Balance of a Participant's Pre-Tax Contribution Account, After-Tax Contribution Account, and Rollover Account.

                  (b) Notwithstanding the foregoing paragraph (b), any loan must be for an amount of at least $500.00.

                  (c) The rate of interest applicable to a loan shall be reasonable and determined in accordance with procedures established by the Committee in compliance with 29 C.F.R. 2550.408b-1.

                  (d) Principal and interest shall be payable in equal periodic installments (as prescribed by the Committee) over such term as the Committee may prescribe; provided, however, that, except in the case of a loan used to acquire the principal residence of the Participant, the term of the loan may not exceed five years.

                  (e) The entire unpaid principal and interest may be declared due and payable in full, at the option of the Committee, if the borrower shall be in default for more than 30 days under any of the terms of the loan.

                  (f) A Participant may only have two outstanding loans at any time.

                  (g) Such other terms and conditions, including assessment of costs, as the Committee may prescribe and that are not inconsistent with the terms of the Plan shall be applicable.

                                   ARTICLE IX

                                     FUNDING

            9.1   CONTRIBUTIONS

                  Contributions by the Employer and by the Participants as provided for in Article III shall be paid over to the Trustee. All contributions made by the Employer shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants, former Participants and their Beneficiaries.

            9.2   TRUSTEE

                  The Company has entered into an agreement with the Trustee whereunder the Trustee will receive, invest and administer contributions made under the Plan in accordance with the Trust Agreement. Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Trust Fund and the income thereof, the management of the Trust Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee, and the disbursement of the Trust Fund.

                                    ARTICLE X

                                   FIDUCIARIES

            10.1  COMPANY

                  The Company established and maintains the Plan for the benefit of its Employees and of necessity retains control of the operation and administration of the Plan. The Employer, in accordance with specific provisions of the Plan, has as herein indicated, delegated certain of these rights and obligations to the Company, the Trustee and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations. The Employer shall supply such full and timely information for all matters relating to the Plan as the Committee and the Trustee may require for the effective discharge of their respective duties.

            10.2  TRUSTEE

                  The Trustee shall be the custodian of the assets of the Trust and shall have such other duties and responsibilities as are specifically provided in the Trust Agreement.

            10.3  SAVINGS AND STOCK OWNERSHIP PLAN COMMITTEE

                  The Company shall appoint a committee of not less than three persons to be known as the Savings and Stock Ownership Plan Committee for the purpose of administering the Plan. No compensation shall be paid to the members of the Committee from the Fund for service on the Committee. Any action of the Committee shall be determined by the vote of a majority of its members. The Committee shall hold meetings upon such notice, at such place or places and at such time or times as the Committee may from time to time determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business.

                  The Committee shall have all powers necessary to enable it to properly carry out its duties to administer the Plan. However, the Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have power to construe the Plan and to determine all questions that may arise hereunder relating to (a) the eligibility of individuals to participate in the Plan, and (b) the amount of benefits to which any Participant, former Participant, or Beneficiary may become entitled hereunder. All determinations and actions of the Committee shall be made on a uniform, equitable, and nondiscriminatory basis and shall be binding upon the Company, Participants, and the Trustee.

                  The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Company shall cause to be paid from the Fund (unless the Company in its discretion, elects to so pay) the compensation of such counsel, accountants, and other agents and any other expenses incurred in the administration of the Plan and Trust.

            10.4  CLAIMS PROCEDURES

                  Upon receipt of an application for benefits which is denied, the Committee, shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Committee will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

                  (a)   The specific reason or reasons for the denial;

                  (b) Specific references to the pertinent Plan provisions on which the denial is based;

                  (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such materials or information is necessary; and

                  (d)   An explanation of the Plan's claim review procedures.

                  If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial 90 day period. In no event shall such extension exceed 90 days.

                  In the event a claim for benefits is denied or if the applicant has had no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within the earlier of 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

                  (a) may request in writing that the Committee review the denial;

                  (b)   may review pertinent documents; and

                  (c)   may submit issues and comments in writing.

                  The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

                                   ARTICLE XI

                                      ESOP

            11.1  PURPOSE

                  The Company Stock Fund is the portion of the Plan which constitutes the Ferro ESOP and which is an employee stock ownership plan under
Section 4975(e)(7) of the Code and Section 407(a)(6) of ERISA that invests primarily in Company Stock. The Ferro ESOP is maintained to enable Participants to share in the growth and prosperity of the Company and to provide such Participants with an additional opportunity to accumulate capital for their future economic security.

            11.2  SUSPENSE FUND

                  The Trustee shall establish a subfund, herein referred to as the Suspense Fund, to hold and administer any Company Stock which is pledged as collateral for any Exempt Loan made to the Trustee for purposes of the Ferro ESOP. In the event more than one class of Company Stock is held in the Suspense Fund, any release thereof shall be made on a pro rata basis as shall allocations thereof to the Individual Accounts of Participants.

            11.3  EXEMPT LOANS

                  The Trustee may finance or refinance the acquisition of Company Stock for purposes of the Ferro ESOP through an Exempt Loan or Loans. An installment obligation incurred in connection with the purchase of Company Stock shall constitute an Exempt Loan and shall be for a specific term, bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. An Exempt Loan may be secured by a collateral pledge of the shares of Company Stock so acquired. Any such pledged Company Stock shall be placed in the Suspense Fund. No other Plan assets may be pledged as collateral for a Loan, and no lender shall have recourse against the Plan other than the Company Stock subject to pledge. All Exempt Loans which are made or guaranteed by a disqualified person must satisfy all requirements applicable to exempt loans set forth in Treas. Reg. Section 54.4975-7(b)(8) and Department of Labor Reg. Section 2550.408b-3. Any pledge of Company Stock must provide for the release of shares so pledged on a pro rata basis as the Exempt Loan is repaid by the Trustee and such shares of Company Stock are allocated to Participant's Individual Accounts as provided in the Plan. Repayments of principal and interest on any Exempt Loan shall be made by the Trustee only from Matching Contributions to enable the Trustee to repay such Exempt Loan, from earnings attributable to such Matching Contributions, from any cash dividends received by the Trustee on Company Stock held in the Suspense Fund, and from Pre-Tax Contributions applied to an Exempt Loan pursuant to Section 4.2.

            11.4  LIMITATION ON ALLOCATIONS OF MATCHING EMPLOYER CONTRIBUTIONS

                  Notwithstanding any other provision of the Plan to the contrary, Company Stock released from the Suspense Fund as the result of payments with respect to an Exempt Loan shall be allocated to the accounts of Participants pursuant to Section 11.5 within the Plan Year for which such payments are made by the Trustee. As of each Contribution Date, Company Stock which is released from the Suspense Fund shall be allocated to the accounts of each eligible Participant only as needed to provide Matching Contributions pursuant to Sections 3.3 and 5.2 as well as Pre-Tax Contributions applied to an Exempt Loan pursuant to Sections 3.1 and 4.2. The number of shares of Company Stock to be released from the Suspense Fund for allocation to accounts shall be calculated either under the principal and interest method or the principal only method in accordance with Treas. Reg. 54.4975-7(b)(8). Under the principal and interest method, for each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction, numerator of which is the amount of principal and interest paid for the year and denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years. In the event if the interest rate under the Exempt Loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year and if the Company Stock in the Suspense Fund includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class. Under the principal only method, the release is determined with reference to principal payments only and (i) the loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (ii) the interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (iii) such method is not applicable from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of an Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan exceeds ten years. Principal and interest payable under an Exempt Loan shall be satisfied out of (i) earnings attributable to Company Stock purchased with the proceeds of the Exempt Loan whether or not held in a Suspense Fund (unless otherwise directed by the Company); (ii) earnings attributable to the investment of Matching Contributions and Pre-Tax Contributions in convertible preferred shares of Company Stock (unless otherwise directed by the Company); (iii) Matching Contributions (other than contributions of Company Stock) that are made to the Ferro ESOP for purposes of being applied by the Trustee to satisfy its obligations under an Exempt Loan; (iv) Pre-Tax Contributions made to the Ferro ESOP; and (v) proceeds of another Exempt Loan; provided, however, that the payments made under an Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during the Plan Year and prior Plan Years minus payments made under the Exempt Loan in such Plan Years. Matching Contributions as well as earnings that may be used by the Trustee to make payments under an Exempt Loan shall be accounted for separately in the books and records until the Exempt Loan is repaid in full and such information as is necessary to maintain such records shall be provided to the Trustee by the Company. Notwithstanding any provision contained herein to the contrary, all Matching Contributions (except contributions of Company Stock) and Pre-Tax Contributions made hereunder during the term of an Exempt Loan shall be deemed to be made for purposes of being used (after earnings described above in clauses
(i) and (ii) are first used) by the Trustee to satisfy its obligations under the Exempt Loan, unless the Company directs otherwise. Furthermore, all payments made by the Trustee under the Exempt Loan shall be first charged against Matching Contributions available for making such payments and then from Pre-Tax Contributions.

            11.5  ALLOCATIONS OF COMPANY STOCK

                  Matching Contributions allocated and credited to each Participant's Individual Account in the form of Company Stock released from the Suspense Fund shall be allocated to such account on the basis of the fair market value as adjusted of such Company Stock at the time it was acquired by the Trustee. In the event that dividends on Company Stock held in such Participants' Individual Accounts shall be used to make payments of principal and/or interest on an Exempt Loan pursuant to the provisions of Sections 11.3 and 11.6, Company Stock released from the Suspense Fund as a result thereof shall be allocated to such Participants' Individual Account in such a manner that the aggregate fair market value of the Company Stock so allocated is not less than the amount of the dividends that would have otherwise been allocated to such account. In the event the amount of Matching Contributions for any quarter or pay period, as the case may be, is greater than the amount required to satisfy payments under all outstanding Exempt Loans for such quarter, subject to the terms of Sections 4.2 and 4.3, the amount of remaining Matching Contributions shall be used to purchase Company Stock (which shall have a fair market value as of the applicable Contribution Date equal to the total of such remaining Matching Contributions) in the market or used to prepay part or all of the Exempt Loan, as directed by the Company. Such Company Stock shall then be allocated for purposes of Sections 3.4, 5.1 and 5.2 to Participants' Individual Accounts by multiplying the fair market value of shares of Company Stock purchased for any quarter by a fraction the numerator of which is the Participant's allocated portion of Matching Contributions for such quarter or pay period, as the case maybe, or which is invested in Company Stock and denominator of which is the aggregate of all Participants' allocated portions of Matching Contributions for such quarter or pay period, as the case maybe.

            11.6  ESOP DIVERSIFICATION RIGHTS

                  The Committee shall establish a procedure pursuant to which during the initial Election Period (as defined below) each Participant who has attained age 55 and who has at least completed ten years of participation in the Ferro ESOP may direct the investment of up to 25 percent of the Company Stock credited to his Individual Account and acquired with the proceeds of an Exempt Loan or with Matching Contributions into other Investment Funds in accordance with the provisions of Section 4.4. The amount of Company Stock with respect to which such a Participant may redirect the investment thereof during any Election Period subsequent to the initial Election Period shall be determined as of the date of such election and shall equal the value of the Company Stock credited to his Individual Account and acquired with the proceeds of an Exempt Loan as well as Matching Contributions plus the value of the Company Stock previously transferred to other Investment Funds pursuant to this Section 11.6 multiplied by 25 percent, or 50 percent with respect to the Participant's final Election Period. For purposes hereof, the Election Period shall be the 90-day period immediately following the end of (i) the Plan Year in which a Participant attains age 55 and completes at least ten years of participation in the Ferro ESOP, and (ii) each of the five succeeding Plan Years.

            11.7  REINVESTMENT OF DIVIDENDS ON COMPANY STOCK

                  Except as specified herein, all cash dividends received by the Trustee with respect to common shares of Company Stock shall be reinvested in common shares of Company Stock in accordance with the directions of the Committee and allocated in accordance with the provisions of Section 5.3 and all cash dividends received by the Trustee with respect to convertible preferred shares of Company Stock shall be reinvested in Company Stock to the extent such investment would result in the allocation of Company Stock from the Suspense Fund as set forth in Section 11.5; thereafter, such dividends shall be reinvested in common shares of Company Stock pursuant to the provisions of
Section 5.3. Notwithstanding any other provision of the Plan to the contrary, any cash dividends paid with respect to Company Stock held in the Ferro ESOP allocated to a Participant's Individual Account may be, as determined in accordance with procedures adopted by the Company, (i) paid to such Participant in a manner determined by the Company, (ii) paid to the Trustee for reinvestment in Company Stock, at the election of each such Participant (which shall become irrevocable pursuant to such Company procedures for the fiscal years of the Company beginning after December 31, 2001) Plan Years beginning on or after January 1, 2001, or (iii) retained by the Trustee, in accordance with the provisions of Section 404(k)(2) of the Code.

            11.8  RESTRICTIONS ON COMPANY STOCK

                  No Company Stock shall be subject to a put, call, or other option, or any buy-sell arrangement while held by and when distributed from the Plan, whether or not such plan is an employee stock ownership plan at such time.

                                   ARTICLE XII

                      AMENDMENT AND TERMINATION OF THE PLAN

            12.1  AMENDMENT OF THE PLAN

                  The Company shall have the right at any time to modify, alter or amend the Plan in whole or in part; provided, however, that the duties, powers and liabilities of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits which, at the time of any such modification, alteration or amendment, shall appear as a credit in the Individual Account of any Participant, former Participant or Beneficiary hereunder shall not be adversely affected thereby; and provided, further, that no such amendment shall have the effect of revesting in the Employer any part of the principal or income of the Fund.

            12.2  TERMINATION OF THE PLAN

                  The Company expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and each Employer reserves the right at any time by action of its board of directors to terminate the Plan as applicable to itself. In the event of full or partial termination of the Plan or complete discontinuance of contributions to the Plan, all accounts comprising the Individual Accounts of affected Participants shall be deemed to be fully vested, and the Committee shall value the Fund as of the date of termination. That portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected. The Individual Accounts of the Participants, former Participants and Beneficiaries affected by the termination, as determined by the Committee, shall be distributed in a lump sum to such Participants, former Participants or Beneficiaries.

            12.3  RETURN OF CONTRIBUTIONS

                  It is intended that the Plan shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and regulations thereunder with respect to tax-qualified and exempt plans and trusts
(1) so as to permit each Employer to deduct for federal income tax purposes the amounts of its contributions to the Trust; (2) so that contributions so made and the income of the Fund will not be taxable to Participants as income until received; and (3) so that the income of the Trust Fund shall be exempt from federal income tax. In the event the Commissioner of Internal Revenue or his delegate rules that the deduction for all or a part of any Employer Contribution is not allowed, each Employer reserves the right to recover that portion or all of its contribution for which no deduction is allowed, provided such recovery is made within one year of the disallowance.

                                  ARTICLE XIII

                PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

            13.1  METHOD OF PARTICIPATION

                  Any Affiliate or foreign corporation with respect to which the Company or an Affiliate has entered into an agreement under Section 3121(l) of the Code with the approval of the Board, may become a party to the Plan, by adopting the Plan as a savings and thrift plan for its Employees. Any corporation which becomes a party to the Plan shall thereafter promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the plan and also a written instrument showing the Board's approval of such corporation's becoming a party to the Plan, with any variations agreed to by the Board.

            13.2  WITHDRAWAL

                  Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving 30 days advance notice in writing of its or their intention to withdraw to the Board and the Committee (unless a shorter notice shall be agreed to by the Board).

                  Upon receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund, as applicable, to be determined by the Committee. The Trustee shall thereupon set aside from the fund then held by it such securities and other property as it shall, in its sole discretion, deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of
Section 12.2. If the Plan is not to be terminated with respect to such Employer the Committee shall have the option to direct the Trustee to effect distribution in accordance with the provisions of Section 12.2 or to direct the Trustee to turn over such amount to such trustee as may be designated by such withdrawing Employer, and such securities and other property shall thereafter be held and invested as a separate trust, and shall be used and applied according to the terms of the new agreement and declaration of trust between the Employer so withdrawing and the trustee so designated.

                  Neither the segregation of the Fund assets upon the withdrawal of an Employer, nor the execution of a new agreement and declaration of trust pursuant to any of the provisions of this Section 13.2, shall operate to permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, former Participants and Beneficiaries.

                                   ARTICLE XIV

                                  MISCELLANEOUS

            14.1  GOVERNING LAW

                  The Plan shall be construed, regulated and administered according to the laws of the State of Ohio, except in those areas preempted by the laws of the United States of America.

            14.2  ADMINISTRATION EXPENSES

                  Each Investment Fund shall be charged with the administrative expenses, investment transfer fees, brokerage fees, transfer taxes and other expenses incurred in connection with the sale, purchase and management of the assets held in such Investment Fund. The fees of the Trustee and all other administrative expenses of the Plan and Trust shall be paid by the Trustee from the assets of the Fund unless the Company, in its discretion, elects to pay any such fees and/or expenses.

            14.3  PARTICIPANT'S RIGHTS

                  No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right to interest in and to the Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Fund.

            14.4  SPENDTHRIFT CLAUSE

                  No right or interest of any kind under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind, nor shall any such right or interest be subject in any manner to the debts or liabilities of such Participant or Beneficiary. If by reason of any attempt by a Participant or Beneficiary to alienate, sell, transfer, assign, pledge, encumber or otherwise dispose of any right or interest under the Plan, or if by reason of bankruptcy or insolvency or because of any attachment, garnishment or other proceedings, or any order, finding or judgment of any court, either in law or in equity, prior to the actual transfer and delivery of such right or interest to such Participant or Beneficiary, such right or interest except for this provision would be payable to, or enjoyed by some person, firm or corporation other than such Participant or Beneficiary, then any such right or interest shall cease and thereafter the Trustee, upon the direction of the Committee, shall from time to time as and when payments would otherwise (except for this provision) become due and payable to such Participant or Beneficiary, pay or deliver to or expend for the use and benefit of such Participant or Beneficiary or to or for the use of any person dependent upon such Participant for support from any amount which would have been payable or distributable to such Participant or Beneficiary, except for this provision, such sums as the Committee in its discretion may deem necessary or advisable for his support or for the support of anyone dependent upon him. At the time when, except for this provision, final payment would be required to be made to such Participant or Beneficiary, there shall be paid to such Participant or Beneficiary only so much of the balance remaining to his credit under the Plan as the Committee, in the exercise of its sole discretion, may direct, and the remainder thereof, if any, shall be paid over and delivered to his spouse, if any, or if none, to his children, if any, in equal shares; and if there be no spouse or children of such Participant or Beneficiary in existence at such time, the Trustee shall pay and deliver any portion of such remaining balance which is not paid to such Participant or Beneficiary to the person or persons who would be entitled under the statutes of descent and distribution of the jurisdiction in which such Participant or Beneficiary is then domiciled, to inherit any property with respect to which such Participant or Beneficiary should die intestate at such time.

            14.5  MERGER, CONSOLIDATION OR TRANSFER

                  In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, no Participant, former Participant or Beneficiary shall, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit to which he was entitled on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

            14.6  QUALIFIED DOMESTIC RELATIONS ORDER

                  The Committee shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified under Section 414(p) of the Code.

                  (a) To the extent that benefits would otherwise be payable under the Plan, the Plan shall pay to any spouse, child, former spouse, or other dependent of the Participant ("Alternate Payee") such benefits as are set forth in court orders which are issued pursuant to state domestic relations laws or community property laws and which orders make provision for child support, alimony payments, or marital property rights of such Alternate Payee and which also contain the necessary factual and other recitations to constitute a "qualified domestic relations order," within the meaning of the Code. Any such order is referred to herein as a "Qualified Domestic Relations Order."

                  (b) No such Qualified Domestic Relations Order may require the Plan to pay to any such Alternate Payee a different type or form of benefit or any option not expressly provided for herein, to pay increased benefits (whether or not they are determined actuarially), to provide benefits under the Top-Heavy Provisions hereof with respect to all or any portion of the Participant's beneficial interest hereunder to any Alternate Payees under any such Qualified Domestic Relations Order and the same benefits with respect to the same portion of the Participant's beneficial interest to that Participant's subsequent spouses, or to distribute any portion of a Participant's beneficial interest to any Alternate Payee under any such award which was previously awarded to another Alternate Payee. No such order will require the Plan to pay a portion of the Participant's beneficial interest to an Alternate Payee which a preexisting Qualified Domestic Relations Order requires be paid to another Alternate Payee. The Committee may but need not ignore any Qualified Domestic Relations Order containing any of the provisions described in this Section.

                  (c) Payments to an Alternate Payee pursuant to a Qualified Domestic Relations Order may commence on any date specified in such Qualified Domestic Relations order, irrespective of the retirement of the Participant or the occurrence of the earliest retirement date. For purposes of this Section, "earliest retirement date" means a date which is ten years prior to the Participant's normal retirement age.

            14.7  ADDENDA

                  In the event that it is deemed necessary to accommodate any transition of coverage under other benefit plans to coverage under the Plan with respect to certain groups of Employees, an Addendum setting forth special overriding provisions applicable to such Employees may be added to the Plan. Any such Addendum shall for all purposes constitute part of the Plan and, in the event of conflict with any other provision of the Plan, shall control.

            14.8 PROVISIONS WITH RESPECT TO UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994

                  Notwithstanding any provision of the Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with
Section 414(u) of the Code and loan repayments will be suspended under the Plan as permitted by Section 414(u) of the Code.

            14.9  RETURN OF CONTRIBUTIONS TO EMPLOYER

                  Notwithstanding any other provision of the Plan to the contrary, Pre-Tax and Matching Contributions are contingent upon the deductibility of such contributions under Section 404 of the Code. In the event a Pre-Tax, After-Tax or Matching Contribution (or any portion thereof) is made under a mistake of fact, such a contribution shall be returned to the Employer within one year after the payment of the contribution. Since Pre-Tax and Matching Contributions (or any portion thereof) are conditioned upon the deductibility of the contribution under Section 404 of the Code as set forth above, in the event that such deduction is disallowed, any such contribution shall be returned to the Employer within one year after the disallowance of the deduction.

            14.10 COUNTERPARTS

                  The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

            Executed at Cleveland, Ohio, this _____ day of ______________, 2002.

                                FERRO CORPORATION


                                By
                                   ---------------------------------------
                                   Title:

                                   APPENDIX A

                             NONDISCRIMINATION RULES

      1.01 COMPLIANCE WITH SECTIONS 401(k) AND 401(m) OF THE CODE. Notwithstanding any other provision of the Plan to the contrary, the Committee shall take such action as it deems appropriate to limit the amount of Elective Contributions and After-Tax Contributions made on behalf of Highly Compensated Employees for a Plan Year to the extent necessary to ensure that the actual deferral percentage requirement under Section 401(k) of the Code and the actual compensation percentage under Section 401(m) of the Code, respectively, are not exceeded. The provisions of this Appendix A shall be interpreted, applied, and to the extent necessary, deemed modified without formal amendment thereto so as to satisfy solely the minimum requirements of Sections 401(k) and 401(m) of the Code.

      1.02 401(k) AND 401(m) DEFINITIONS. In addition to the definitions set forth in Section 1.1, the following definitions shall be applicable to this Appendix A.

            (1) The term "ACP TEST" shall mean the special nondiscrimination test applicable to the Matching Contributions and any After-Tax Contributions of Highly Compensated Employees under Section 401(m) of the Code. The ACP Test for a Plan Year commencing on and after January 1, 1997, shall be satisfied if:

                  (a) the ACP of Highly Compensated Employees does not exceed the ACP of the non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25,

                                       or

                  (b) the ACP of Highly Compensated Employees does not exceed the ACP of the non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ACP of Highly Compensated Employees cannot exceed the ACP of the non-Highly Compensated Employees for the prior Plan year by more than 2%.

            (2) The term "ACTUAL CONTRIBUTION PERCENTAGE" or "ACP" shall mean the average Actual Contribution Ratio (calculated to the nearest 1/100th of one percent) with respect to a Plan Year for a specific group of Participants.

            (3) The term "ACTUAL CONTRIBUTION RATIO" or "ACR" shall mean the percentage calculated by dividing (i) the sum of the Matching Contributions and any After-Tax Contributions for a Plan Year of a Participant who is an Employee by (ii) the Compensation of such Participant for such Plan Year. For purposes of determining the ACR of a Participant, the following rules shall be applicable:

                  (a) A Matching Contribution shall be taken into account for the Plan Year in which it is allocated to a Participant's Matching Contribution Account provided that it is actually paid to the Plan no later than the end of the 12-month period beginning after the close of such Plan Year and it is made on account of the Participant's Pre-Tax Contributions for such Plan Year.

                  (b) A qualified nonelective contribution (as defined in
            Section 401(m)(4)(C) of the Code) that is treated as an elective contribution shall not be used for purposes of calculating the ACR of a Participant.

                  (c) All Matching Contributions and any After-Tax Contributions
            of a Participant that are made under two or more plans that are aggregated for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(12)(A)(ii)) shall be treated as made under a single plan. Notwithstanding the foregoing, a plan that benefits a unit of employment covered by a collective bargaining agreement shall be treated as comprising a separate plan.

            (4) The term "ACTUAL DEFERRAL PERCENTAGE" or "ADP" shall mean the average Actual Deferral Ratio (calculated to the nearest 1/100th of one percent) with respect to a Plan Year for a specific group of Participants.

            (5) The term "ACTUAL DEFERRAL RATIO" or "ADR" shall mean the percentage calculated by dividing (i) the Elective Contributions for a Plan Year of each Participant who is an Employee, by (ii) the Compensation of such Participant for such Plan Year. For purposes of determining ADR, the following rules shall be applicable:

                        (i) An Elective Contribution shall be taken into account
                  for a Plan Year only if it relates to Compensation that either would have been received by the Participant in the Plan Year (but for a deferral election) or is attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within 2-1/2 months after the close of the Plan Year (but for a deferral election).

                        (ii) An Elective Contribution shall be taken into
                  account for a Plan Year only if it is allocated to the Participant as of a date within the Plan Year. An Elective Contribution is considered allocated as of a date within a Plan Year, if the allocation is not contingent on participation or performance of services after such date and the Elective Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which such contribution relates.

                        (iii) The ADR of a Highly Compensated Employee shall be
                  determined by treating all cash or deferred arrangements under which the Highly Compensated Employee is eligible (other than those that may not be permissively aggregated as a single arrangement) as made under a single arrangement. If the Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. However, allocations made to a collectively bargained plan and made to a plan not collectively bargained shall be treated as two separate arrangements and allocations made to an

                  ESOP and non-ESOP plan shall be treated as two separate arrangements.

                        (iv) An Employee who would be a Participant but for the
                  failure to make required contributions for a Plan year, an Employee who cannot make Pre-Tax Contributions because of a distribution, and an Employee who cannot defer Pre-Tax Contributions in a Plan Year because of the limitations on annual additions under Section 415 of the Code shall have an ADR of zero.

                        (v) All Elective Contributions that are made under two
                  or more plans which are aggregated for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(12)(A)(ii)) shall be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Section 401(k) of the Code, the aggregated plans must also satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. Notwithstanding the foregoing, a plan that benefits a unit of employment covered by a collective bargaining agreement shall be treated as comprising a separate plan.

                        (vi) Any excess Pre-Tax Contributions distributed to any
                  Participant shall be included in the ADP Test.

            (6) The term "ADP TEST" shall mean the special nondiscrimination test applicable to the Pre-Tax Contributions of Highly Compensated Employees under Section 401(k) of the Code. The ADP Test for a Plan Year commencing on and after January 1, 1997, shall be satisfied if:

                        (i) the ADP of Highly Compensated Employees does not
                  exceed the ADP of the non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25,

                                       or

                        (ii) the ADP of Highly Compensated Employees does not
                  exceed the ADP of the non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0; provided, however, that the ADP of Highly Compensated Employees does not exceed the ADP of the non-Highly Compensated Employees for the prior Plan Year by more than 2%.

            (7) The term "COMPENSATION" shall have the meaning set forth in Paragraph (14) of Section 1.2 of the Plan.

            (8) The term "ELECTIVE CONTRIBUTIONS" shall mean Pre-Tax Contributions and, at the election of the Company and subject to such conditions as may be prescribed by Treasury regulations, Matching Contributions that meet the requirements of Section 401(m)(4)(A) of the Code and any qualified nonelective contributions within the meaning of
      Section 401(m)(4)(C) of the Code.

            (9) The term "HIGHLY COMPENSATED EMPLOYEE" shall mean an Employee of an Affiliate for a Plan Year who is a "highly compensated employee" within the meaning of Section 414(q) of the Code and who:

                  (a) during the immediately preceding Plan Year, received
            compensation (as defined in Appendix A of the Plan without regard to Code Sections 125, 402(e)(3), and 402(h)(l)(B) in excess of $80,000 (such dollar limitation shall be adjusted automatically in accordance with the maximum amount permitted under Section 414(q)) of the Code; or

                  (b) during each Plan Year or during the immediately preceding
            Plan Year owned directly or indirectly 5% or more of an Affiliate (so that he is a "5% owner" as defined in Section 416(i)(l) of the Code; and

                  (c) was a Participant of the Top-Paid Group.

      A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when such Employee separated from service or such Employee was a Highly Compensated Employee at any time after attaining age 55.

      Notwithstanding the foregoing, the sole purpose of this paragraph (9) is to define and apply the term Highly Compensated Employee strictly (and only) to the extent necessary to satisfy the minimum requirements of
      Section 414(q) of the Code relating to "highly compensated employees." This paragraph (9) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendments of language, so as to satisfy solely the minimum requirements of Section 414(q) of the Code.

            (10) The term "TOP-PAID GROUP" shall mean the group of Employees consisting of the top 20 percent of all Employees when ranked by Compensation paid during a Plan Year.

      1.03 LIMITATION ON ELECTIVE CONTRIBUTIONS. In the event that the ADP of Highly Compensated Employees does not meet the ADP Test, the following steps shall be taken by the Company.

            (a) The Company shall reduce or suspend all Pre-Tax Contributions of each Highly Compensated Employee for the remainder of the Plan Year in such amount as is required to meet the ADP Test. Any such reduction shall be made on and after January 1, 1997, by reducing uniformly the dollar amount of the Pre-Tax Contributions for those Highly Compensated Employees who elected the highest dollar amount of Pre-Tax Contributions until the ADP Test is met.

            (b) To the extent that the ADP Test is not met after the application of paragraph (a) above, the Company shall distribute from the Pre-Tax Contribution Account of each Participant who is a Highly Compensated Employee and who made Pre-Tax Contributions during the Plan Year to such Participant such amount (plus income allocable thereto) as is required for the ADP Test to be met; provided, however, that any previous distribution of Pre-Tax Contributions with respect to a Highly Compensated Employee for his taxable year ending with or within the Plan Year shall be deemed to have been a distribution of excess Pre-Tax Contributions for the purpose of this Section 1.03 (and will therefore reduce the amount distributable under this Section 1.03). Any such distribution on and after January 1, 1997, shall be made first with the Pre-Tax Contributions of Highly Compensated Employees with the highest dollar amount so that no reduction is made to Pre-Tax Contributions of any Highly Compensated Employee as long as any other Highly Compensated Employee has a higher dollar amount of Pre-Tax Contributions. Any decrease in the Pre-Tax Contributions of a Highly Compensated Employee shall also be effective for purposes of determining Matching Contributions to be made under Section 3.3. Such amounts shall be distributed to all affected Highly Compensated Employees by no later than the March 15th following the Plan Year in which such contributions were made. If such Pre-Tax Contributions are distributed more than 2-1/2 months after the end of such Plan Year, an excise tax equal to ten percent of such excess Pre-Tax Contributions shall be imposed on the Company. Notwithstanding the foregoing, Pre-Tax Contributions shall be treated as Annual Additions for purposes of Appendix B to the Plan.

            (c) The amount of excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year and excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year.

      1.04 LIMITATION ON SUPPLEMENTAL AND MATCHING CONTRIBUTIONS. In the event that the ACP of Highly Compensated Employees does not meet the ACP Test, the following steps shall be taken by the Company.

            (a) The Company shall reduce or suspend all After-Tax Contributions of each Highly Compensated Employee for the remainder of the Plan Year in such amount as is required to meet the ACP Test. Any such reduction shall be made on and after January 1, 1997, by reducing the dollar amount of the After-Tax Contributions for those Highly Compensated Employees who elected the highest dollar amount of After-Tax Contributions until the ACP Test is met.

            (b) To the extent that the ACP Test is not met after the application of paragraph (a) above, the Company shall distribute from the After-Tax Contribution Account of each Participant who is a Highly Compensated Employee and who made After-Tax Contributions during the Plan Year to such Participant such amount (plus income allocable thereto) as is required for the ACP Test to be met; provided, however, that any previous distribution of After-Tax Contributions with respect to a Highly Compensated Employee for his taxable year ending with or within the Plan Year shall be deemed to have been a distribution of excess After-Tax Contributions for the purpose of this Section 1.04 (and will therefore reduce the amount distributable under this Section 1.04). Any such distribution shall be made on and after January 1, 1997, first in the After-Tax Contributions of Highly Compensated Employees with the highest dollar amount, so that no reduction is made to After-Tax Contributions of any Highly Compensated Employee as long as any other Highly Compensated Employee has a higher dollar amount of After-Tax Contributions. Any decrease in the After-Tax Contributions of a Highly Compensated Employee shall also be effective for purposes of determining Matching Contributions to be made under Section
      3.3. Such amounts shall be distributed to all affected Highly Compensated Employees by no later than the March 15th following the Plan Year in which such contributions were made. If such After-Tax Contributions are distributed more than 2-1/2 months after the end of such Plan Year, an excise tax equal to ten percent of such excess After-Tax Contributions shall be imposed on the Employer. Notwithstanding the foregoing, After-Tax Contributions shall be treated as Annual Additions for purposes of Appendix B to the Plan.

      1.05 MULTIPLE USE TEST. Prior to Plan Years beginning before January 1, 2002, if the sum of the ADP and ACP for the Highly Compensated Employees exceeds the aggregate limit under Treas. Reg. Section 1.401(m)-2(b)(3) and the ADP for the Highly Compensated Employees is more than 125 percent of the ADP for the non-Highly Compensated Employees and the ACP for the Highly Compensated Employees is more than 125 percent of the ACP of the non-Highly Compensated Employees, the ADP and ACP for the Highly Compensated Employees must also comply with the requirements of Section 401(m)(9) of the Code regarding the Multiple Use Limit, which require that the sum of these two percentages (as determined after any corrections needed to meet the ADP Test or ACP Test have been made) must not exceed the greater of:

                  (a)   the sum of

                        (1) the larger of the ADP or ACP for the non-Highly Compensated Employees multiplied by 1.25; and

                        (2) the smaller of the ADP or ACP for the non-Highly Compensated Employees multiplied by 2.0 if such percentage of the non-Highly Compensated Employees is less than 2%, or plus 2% if it is 2% or more; or

                  (b)   the sum of

                        (1) the lesser of the ADP or ACP for the non-Highly Compensated Employees multiplied by 1.25; and

                        (2) the greater of the ADP or ACP for the non-Highly Compensated Employees multiplied by 2 if such percentage of the non-Highly Compensated Employees is less than 2%, or plus 2% if it is 2% or more.

If the Multiple Use Limit is exceeded, the Committee shall determine a maximum percentage to be used in place of the calculated percentage for each Highly Compensated Employees that would reduce uniformly the amount of contributions (beginning with the highest dollar amount) in such a manner so that either or both the ADP or ACP for the Highly Compensated Employees to meet the Multiple Use Limit. Any excess shall be treated in the same manner that excess aggregate contributions are treated. On and after January 1, 2002, the Multiple Use Test described above and set forth in Treas. Reg. Section .1.401(m)-2 shall not be applicable or effective with respect to the Plan.

      1.06 ADJUSTMENT FOR INVESTMENT GAIN OR LOSS. The net investment gain or loss associated with any excess deferral or contribution amount under Section 1.03, 1.04, or 1.05 shall be distributed in the same manner as the excess amount. Such gain or loss is calculated as follows:

                  E x    G     x (1 + (10% x M))
                      --------
                         (AB-G)

          where:

                  E  = the total excess Pre-Tax Contributions or Matching
                       Contributions and After-Tax Contributions

                  G  = the net gain or loss for the Plan Year from a Highly
                       Compensated Employee's affected Individual Account

                  AB = the total value of a Highly Compensated Employee's
                       affected Individual Account determined as of the end of the Plan Year being corrected

                  M  = the number of full months from the Plan Year end to
                       the date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the 15th day of the month.

      1.07 EXCESS ELECTIVE DEFERRALS. If a Participant who had Pre-Tax Contributions made on his behalf for a Plan Year files with the Committee, within the time limit prescribed by the Committee after the end of such Plan Year, a written statement, on a form acceptable to the Committee, that he has elective deferrals within the meaning of Section 402(g) of the Code for the taxable year in excess of the dollar limitation on elective deferrals in effect for such taxable year, and specifying the amount of such excess the Participant claims as allocable to the Plan, the amount of such excess, adjusted for income or loss attributable to such excess elective deferral, shall be distributed to the Participant by April 15 of the year following the year of the excess elective deferral and Matching Contributions thereon shall be forfeited. Distributions pursuant to this Section 1.06 shall be made proportionately from the subaccounts to which Pre-Tax Contributions were made for such Plan Year.

                                   APPENDIX B

                             SECTION 415 LIMITATIONS

      1.01 COMPLIANCE WITH SECTION 415. The provisions set forth in this Appendix B are intended solely to comply with the requirements of Section 415 of the Code, and shall be interpreted, applied, and if and to the extent necessary, deemed modified without further formal language so as to satisfy solely the minimum requirements of said Section. For such purpose, the limitations of
Section 415 of the Code are hereby incorporated by reference and made part hereof as though fully set forth herein, but shall be applied only to particular Plan benefits in accordance with the provisions of this Appendix B to the extent such provisions are not consistent with said Section.

      1.02 SECTION 415 DEFINITIONS. The following definitions shall be applicable to this Appendix B:

            (a)   The term "ANNUAL ADDITIONS" shall mean the amount defined in
                  Section 415(c)(2) of the Code.

            (b) The term "ANNUAL BENEFIT" shall mean the benefit amount defined in Section 415(b)(2)(A) of the Code as adjusted pursuant to the provisions of Section 415(b)(2)(B), (C), (D), and (E) of the Code.

            (c)   The term "COMPENSATION" shall mean compensation as defined in
                  Section 415(c)(3) of the Code. Notwithstanding the preceding sentence, Compensation for a Participant in a profit-sharing plan who is permanently and totally disabled (as defined in Section 37(e)(3) of the Code) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not an officer, an owner, or highly compensated, and contributions made on behalf of such Participant are nonforfeitable when made.

            (d) The term "DEFINED BENEFIT FRACTION" for any Limitation Year beginning prior to January 1, 2000, shall mean the fraction defined in Section 415(e)(2) of the Code.

            (e) The term "DEFINED CONTRIBUTION FRACTION" for any Limitation Year beginning prior to January 1, 2000, shall mean the fraction defined in Section 415(e)(3) of the Code.

            (f) The term "EMPLOYER" shall mean the Company and all Affiliates; provided, however, that for purposes of applying the limitations of Sections 1.03 and 1.04 with respect to Limitation Years beginning after December 31, 1999, "50 percent" rather "80 percent" shall be used in determining an Affiliated Corporation for purposes of
                  Section 414(b) and Section 414(c) of the Code.

            (g) The term "EXCESS AMOUNT" shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Defined Contribution Maximum Permissible Amount.

            (h) The term "HIGHEST AVERAGE COMPENSATION" shall mean the average Compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer shall be any 12-consecutive month period of service.

            (i) The term "LIMITATION YEAR" shall mean the 12-consecutive month period corresponding with the calendar year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

            (j) The term "DEFINED CONTRIBUTION MAXIMUM PERMISSIBLE AMOUNT" shall mean annual Additions of a Participant which do not exceed the lesser of (i) $30,000 ($40,000 on and after January 1, 2002, adjusted in accordance with regulations prescribed by the Secretary of the Treasury for increases in the cost of living, or (ii) 25 (100 percent on and after January 1, 2002) percent of such Participant's Compensation paid for such Limitation Year as set forth in Section 415(e)(l) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-month consecutive period, such Annual Additions shall not exceed $30,000 multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.

            (k) The term "DEFINED BENEFIT MAXIMUM PERMISSIBLE AMOUNT" shall mean the Annual Benefit of a Participant which does not exceed the lesser of $90,000 or 100 percent of the Participant's Highest Average Compensation as set forth in Section 415(b)(1) of the Code.

            (l) The term "SOCIAL SECURITY RETIREMENT AGE" shall mean the age used as the retirement age under Section 216(l) of the Social Security Act, without regard to any age increase factor and as if the early retirement age under said Section 216(l)(2) were 62.

      1.03. LIMITATIONS ON ALLOCATIONS UNDER THE PLAN. Notwithstanding any other provision of the Plan to the contrary, the amount of Annual Additions which may be credited to the Participant's Individual Account for any Limitation Year shall not exceed the lesser of the Defined Contribution Maximum Permissible Amount or any other limitation contained in the

Plan. If the Annual Additions to the Separate Accounts of a Participant in any Limitation Year would otherwise exceed such amount, the Excess Amount shall be disposed of in the order set forth as follows:

            (1) Any after-tax contributions made by a Participant for the Limitation Year shall be reduced.

            (2) Any tax deferred contributions made on the Participant's behalf for the Limitation Year that have not been matched by Employer matching contributions shall be reduced.

            (3) Any tax deferred contributions made on the Participant's behalf for the Limitation Year that have been matched by Employer matching contributions and the Employer matching contributions attributable thereto shall be reduced pro rata.

            (4) Employer contributions (other than Employer matching contributions) and forfeitures otherwise allocable to the Participant's Individual Account for the Limitation Year shall be reduced.

The amount of any reduction of tax deferred contributions and employee contributions (plus income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer matching contributions or any other Employer contribution shall be deemed to be a forfeiture for the Limitation Year. Amounts deemed to be forfeitures under this Section 1.03 shall be held unallocated in a suspense account established for the Limitation Year and shall be applied against the Employer's contribution obligation for the next following Limitation Year (and succeeding Limitation Years, as necessary). If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated to Participants' Individual Accounts (subject to the limitations set forth in this Appendix B) before any further Employer contributions may be made to the Plan on behalf of Participants. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 1.03, it shall not participate in the allocation of the investment gains and losses on the Plan's assets.

      1.04 LIMITATIONS FOR MULTIPLE DEFINED CONTRIBUTION PLAN PARTICIPATION. If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by the Employer concurrently with the Plan, and if the Annual Addition for the Limitation Year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 1.03, such excess shall be reduced first by applying the procedures set forth in Section 1.03. If the limitation contained in Section 1.03 is still not satisfied, such excess shall be reduced by returning the employee contributions made by the Participant for the Limitation Year under all such other plans and the income attributable thereto. If the limitation contained in Section 1.03 is still not satisfied after returning all of such employee contributions, the excess shall be reduced by returning elective contributions made on the Participant's behalf under all such other plans and the income attributable thereto. If the limitation contained in Section 1.03 is still not satisfied after returning all of such elective contributions, then the Employer contributions and forfeitures for the Limitation Year under all such other plans that have been allocated to the Participant shall be reduced and disposed of as provided in such other plan.

      1.05 LIMITATIONS FOR DEFINED BENEFIT PLAN PARTICIPATION. For Limitation Years beginning prior to January 1, 2000, if a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by the Employer, in no event shall the sum of the Defined Benefit Fraction and the Defined Contribution Fraction exceed 1.0 in any Limitation Year.

      1.06 SCOPE OF LIMITATIONS. The limitations contained in Sections 1.03, 1.04, and 1.05 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in
Section 415(k) of the Code and all such defined contribution plans (whether or not terminated) of the Employer shall be treated as one defined contribution plan and all such defined benefit plans (whether or not terminated) of the Employer shall be treated as one defined benefit plan.

                                   APPENDIX C

                              TOP HEAVY PROVISIONS

      1.01 APPLICABILITY. Notwithstanding any other provision to the contrary, in the event the Plan is deemed to be a top-heavy plan for any Plan Year, the provisions contained in this Appendix C with respect to vesting and contributions made by the Employer shall be applicable with respect to such Plan Year. In the event that the Plan is determined to be a Top-Heavy Plan and upon a subsequent determination date is determined to no longer be a Top-Heavy Plan, the vesting and the contribution provisions in effect immediately preceding the Plan Year in which the Plan was determined to be a Top-Heavy Plan shall again become applicable as of such subsequent determination date.

      1.02 TOP-HEAVY DEFINITIONS. The following definitions shall be applicable to this Appendix C:

            (a) The term "COMPENSATION" shall have the meaning set forth in Treas. Reg. Section 414(q)(4) of the Code.

            (b) The term "DETERMINATION DATE" shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year and for the first Plan Year of the Plan, the last day of that Year.

            (c)   The term "EMPLOYER" shall mean the Company and each Affiliate.

            (d) The term "KEY EMPLOYEE" shall mean any Employee or former Employee (and the beneficiaries of such Employer) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner) under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5% owner of the Employer (as defined in Section 416(i)(1)(b)(i) of the Code), or a 1 percent owner of the Employer who has an annual Compensation of more than $150,000. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

            (e) The term "PERMISSIVE AGGREGATION GROUP" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Section 401(a)(4) and 410 of the Code.

            (f) The term "PRESENT VALUE" shall mean for purposes of computing present value calculations in determining the Top-Heavy Ratio, present value calculations based on the actuarial assumptions as stated in the applicable plan.

            (g) The term "REQUIRED AGGREGATION GROUP" shall mean (a) each tax qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan terminated), and (b) any other tax qualified plan of the Employer which enables a plan described in clause (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

            (h) The term "SUPER TOP-HEAVY GROUP" with respect to a particular Plan Year shall mean a Required or Permissive Aggregation Group that, as of the Determination Date, would qualify as a Top-Heavy Group under the definition in Paragraph (j) of this
                  Section 1.02 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition.

            (i) The term "SUPER TOP-HEAVY PLAN" with respect to a particular Plan Year shall mean a plan that, as of the Determination Date, would qualify as a Top-Heavy Plan under the definition in Paragraph (k) of this Section 1.02 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition. A plan is also a "Super Top-Heavy Plan" if it is part of a Super Top-Heavy Group.

            (j) The term "TOP-HEAVY GROUP" with respect to a particular Plan Year shall mean a Required or Permissive Aggregation Group if the sum, as of the Determination Date, of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the account balances of Key Employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

            (k) The term "TOP-HEAVY PLAN" with respect to a particular Plan Year shall mean the Plan if any of the following conditions exist:

                  (i) If the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                  (ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

                  (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

            (l)   The term "TOP-HEAVY RATIO" shall mean:

                  (i) While the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

                  (ii) While the Employer maintains one or more defined contribution plans (including any simplified employee pension plans) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with Subparagraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with Subparagraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                  (iii) For purposes of Subparagraphs (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not performed services for the Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

            (m) The term "VALUATION DATE" shall mean for purposes of computing the Top-Heavy Ratio, the Determination Date.

      1.03 TOP-HEAVY MINIMUM ALLOCATION RULES. The following Top-Heavy Plan minimum allocation rules shall apply:

            (a) Except as otherwise provided in Paragraph (b) and (c) below, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall be the lesser of 3 percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates the Plan to satisfy Section 401 of the Code, the largest percentage of compensation allocated with respect to a Key Employee for the Plan Year. Pre-Tax Matched Contributions and Pre-Tax Unmatched Contributions cannot be used to satisfy the minimum Section 416 contributions for non-Key Employees. Further, in making the determination of the percentage at which contributions are made for the Key Employee with the highest percentage, Pre-Tax Matched Contributions on behalf of Key Employees are taken into account.

            (b) The provisions in Paragraph (a) above shall not apply to any Participant who is not actively employed as an Eligible Employee by the Employer on the last day of the Plan Year for which the minimum allocation is to be made.

            (c) The provisions in Paragraph (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer, and by the terms of such plan or plans it is provided that the minimum allocation or benefit requirements applicable to Top-Heavy Plans shall be met in such other plan or plans. If such other plan is, or if one of such other plans is, a defined benefit plan maintained by the Employer, and such plan is a Top-Heavy Plan, the minimum benefit requirements applicable to Top-Heavy Plans shall be met under such defined benefit plan as provided therein, to the extent such benefit can be provided under such plan or plans. If such other plan is, or if one of such other plans is, a defined contribution plan maintained by the Employer, and such plan is a Top-Heavy Plan, the minimum allocation requirements shall be met under such plan, except as may be otherwise provided in such other plan. The application and administration of the minimum allocation or benefit requirements for Top-Heavy Plans shall be satisfied in a manner so as to only satisfy the minimum allocation/benefit requirements as permissible and so as to avoid any duplication of minimum allocation/benefits for non-Key Employees, as provided under Section 416 of the Code.

      1.04 TOP-HEAVY COMPENSATION LIMITATION. The annual compensation of any Participant to be taken into account under the Plan during any Plan Year in which the Plan is determined to be a Top-Heavy Plan shall not exceed the limitation on Compensation set forth in paragraph (15) of Section 1.1 of the Plan.

      1.05 TOP-HEAVY VESTING PROVISIONS. In the event that the Plan is determined to be a Top-Heavy Plan with respect to any Plan Year, a Participant shall be vested in a portion of his Individual Account which shall be no less than it would be under following vesting schedule:

         Years of Vesting Service             Vested Percentage
         ------------------------             -----------------
         Less than two years                            0%
         Two but less than three years                 20%
         Three but less than four years                40%
         Four but less than five years                 60%
         Five but less than six years                  80%
         Six or more years                            100%

      1.06 TOP-HEAVY PLAN/BENEFIT LIMITATIONS. In any Limitation Year beginning after December 31, 1999, in which the Plan is a Top-Heavy Plan, the denominators of the defined benefit fraction and the defined contribution fraction (as such terms are used in applying the benefit limitation provisions of Section 415 of the Code) shall be computed using 100 percent of the dollar limitation instead of 125 percent

                                   APPENDIX D

               COVERED UNITS OF FERRO CORPORATION AND SUBSIDIARIES

-------------------------    ----------------------    -----------------------    ----------------------    ----------------------
                               COVERED DIVISION
        EMPLOYER                   OR GROUP                   LOCATION               CLASSIFICATION            EFFECTIVE DATES
-------------------------    ----------------------    -----------------------    ----------------------    ----------------------
Ferro Corporation            Ceramics & Colorants      Cleveland, OH              Salaried                  01/01/84
                             Group
                             ----------------------    -----------------------    ----------------------    ----------------------
                                                       Los Angeles, CA            Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       E. Liverpool, OH           Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Crooksville, OH            Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Orrville, OH               Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Pittsburgh, PA             Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Shreve, OH                 Salaried                  01/01/95
                                                                                  Hourly                    01/01/97
                                                       -----------------------    ----------------------    ----------------------
                                                       Toccoa, Georgia            Salaried                  01/01/84
                                                                                  Hourly  (except  Kiln     01/01/95
                                                                                  Support Department)
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Corporate                 All                        Salaried                  01/01/84
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Electronic Materials      Niagara Falls, NY          Salaried                  10/01/99
                             Division                  -----------------------    ----------------------    ----------------------
                                                       Penn Yan, NY               Salaried                  01/01/84
                                                                                  Hourly                    01/01/94
                                                       -----------------------    ----------------------    ----------------------
                                                       San Marcos, CA             Salaried                  01/01/94
                                                       -----------------------    ----------------------    ----------------------
                                                       Santa Barbara, CA          Salaried                  01/01/84 - 12/31/99
                                                       -----------------------    ----------------------    ----------------------
                                                       Vista, CA                  Salaried                  01/01/00
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Filled & Reinforced       Evansville, IN             Salaried                  01/01/84
                             Plastics Division                                    Hourly                    01/01/98
                                                       -----------------------    ----------------------    ----------------------
                                                       Carpentersville, IL        Salaried                  07/01/99
                                                                                  Hourly                    07/01/99
                                                       -----------------------    ----------------------    ----------------------
                                                       Wilmington, DE             Salaried                  07/01/99
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Grant Chemical            Baton Rouge, LA            Salaried                  01/01/84
                             Division                                             Hourly                    07/01/92
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Industrial Coatings       Brecksville, OH            Salaried                  01/01/95
                             Group                     -----------------------    ----------------------    ----------------------
                                                       Cleveland, OH              Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Los Angeles, CA            Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------
                                                       Nashville, TN              Salaried                  01/01/84
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Keil Chemical             Hammond, IN                Salaried                  01/01/84
                             Division
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Liquid Coating &          Edison, NJ                 Salaried                  07/01/92
                             Dispersions Division                                 Hourly                    07/01/92
                                                       -----------------------    ----------------------    ----------------------
                                                       Plymouth, IN               Salaried                  01/01/84
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Plastic Colorants         South Plainfield, NJ       Salaried                  01/01/84
                             Division                                             Hourly                    01/01/95
                                                       -----------------------    ----------------------    ----------------------
                                                       Stryker, OH                Salaried                  01/01/84
                             ----------------------    -----------------------    ----------------------    ----------------------
                             Polymer Additives         Cleveland, OH              Salaried                  01/01/96
                             Division
                             ----------------------    -----------------------    ----------------------    ----------------------
                                                       Ft. Worth, TX              Salaried                  01/01/96
                                                                                  Hourly                    01/01/96
                                                       -----------------------    ----------------------    ----------------------
                                                       Walton Hills, OH           Salaried                  01/01/84
                                                       -----------------------    ----------------------    ----------------------

                                   ADDENDUM I

RE:   FORMER ADVANCED POLYMER EMPLOYEES

      A.    PARTICIPATION

            Any person who is employed on a salaried basis at a former Advanced Polymer Compounding Limited Partnership or Advanced Polymer Alloys, LLC facility on March 10, 1999, shall become a Participant as of July 1, 1999. Each other person who becomes employed on a salaried basis at such a facility after March 10, 1999, shall become a Participant in accordance with the provisions of
Article II.

      B.    SERVICE CREDIT

            Any person who becomes a Participant as of July 1, 1999, pursuant to the provisions of Paragraph A above, shall be credited with Service and Vesting Service under the Plan with respect to periods of employment with Advanced Polymer Compounding Limited Partnership and Advanced Polymer Alloys LLC prior to March 10, 1999, as though such employment was employment with the Company and covered under the Plan and shall be credited with Service and Vesting Service under the Plan with respect to periods of employment on and after March 10, 1999, in accordance with the provisions of Sections 2.4 and 6.3. Each other person who becomes a Participant pursuant to the provisions of Paragraph A above shall be credited with Service and Vesting Service with respect to periods of employment after he becomes a Participant in accordance with the provisions of Sections 2.4 and 6.3.


                                      ADI-1

                                   ADDENDUM II


RE: TAM CERAMICS, INC. EMPLOYEES FORMERLY COVERED UNDER THE COOKSON AMERICA, INC. SALARIED EMPLOYEES' SAVINGS PLAN

      A.    PARTICIPATION

            Any person who is employed on a salaried basis at a TAM Ceramics, Inc. ("TAM") facility on July 30, 1999, shall become an Employee and Participant as of October 1, 1999. Each other person who becomes employed on a salaried basis at such a former TAM facility after July 30, 1999, shall become an Employee as of the later of his Employment Commencement Date or October 1, 1999 and shall become a Participant in accordance with the provisions of Article II.

      B.    SERVICE CREDIT

            Any person who becomes a Participant as of October 1, 1999, pursuant to the provisions of Paragraph A above, shall be credited with Service and Vesting Service under the Plan with respect to periods of employment prior to July 30, 1999, equal to the service for vesting purposes with which he was credited under the Cookson America, Inc. Salaried Employees' Savings Plan (the "Cookson Plan") as of July 30, 1999, if any, and shall be credited with Service and Vesting Service with respect to periods of employment after July 30, 1999, in accordance with the provisions of Sections 2.4 and 6.3. Each other person who becomes a Participant pursuant to the provisions of Paragraph A above shall be credited with Service and Vesting Service with respect to periods of employment after he becomes a Participant in accordance with the provisions of Sections 2.4 and 6.3.

      C.    TRANSFER OF ASSETS

            As of January 18, 2000, assets and liabilities attributable to salaried employees of TAM who were employed by TAM on July 30, 1999, and who were covered under the Cookson Plan shall be transferred to the Plan and held thereunder pursuant to the provisions of the Plan.

      D.    GRANDFATHERED DISTRIBUTION PROVISIONS

            Notwithstanding the provisions of Section 6.5, (a) the balance of the Individual Account of a Participant who was actively participating in the Cookson Plan prior to July 1, 1995, and whose account under the Cookson Plan was transferred to the Plan pursuant to Paragraph C, may, at the election of such Participant, be distributed in installment payments which do not extend beyond the earlier of 15 years or the life expectancy of the Participant (or the life expectancy of the Participant and his Beneficiary) determined under Table V or VI of Treas. Reg. Section 1.72-9; and (b) in the case of a Participant who was formerly covered by the Cookson Plan and whose Individual Account contains funds transferred from the Cookson Plan that had been previously transferred to the Cookson Plan from a pension plan that provided for distributions in the form of a qualified joint and survivor annuity, such Participant, solely to the extent required by the Code with respect to his account under the Cookson Plan at the time of


                                     ADIII-1
transfer to the Plan pursuant to Paragraph C, shall be paid the benefit attributable to such funds only in a qualified joint and survivor annuity form, unless the consent of such Participant's spouse is obtained in a written instrument explaining the affect of the consent and witnessed by a Plan representative or a notary public. A qualified joint and survivor annuity shall provide payments to the Participant during his lifetime which continue at 50% of the monthly amount for the life of his spouse in the event said spouse survives the Participant. Solely for purposes of this Paragraph D, a Participant's spouse shall mean a spouse to whom the Participant was married during the one-year period ending on the day his benefit commences.

      E.    GRANDFATHERED WITHDRAWAL PROVISIONS

            Notwithstanding any other provision of the Plan to the contrary, upon proper application therefor in the form and manner as the Committee may specify, a Participant who formerly participated in the Cookson Plan and whose Individual Account contains funds transferred directly from the Cookson Plan, may elect to receive a portion or all of the portion of his Matching Contribution Account under the Plan attributable to his Matching Account under the Cookson Plan, provided such Participant had participated in the Cookson Plan for at least five years and provided further that such a withdrawal may be made only once in a five year period, beginning with the date of his first such withdrawal.

      F.    GRANDFATHERED INVESTMENT ELECTION PROVISIONS

            Notwithstanding the provisions of Article IV, a Participant who formerly participated in the Cookson Plan and whose Individual Account contains funds transferred directly from the Cookson Plan may elect to have Matching Contributions allocated to his Individual Account invested in the Investment Fund or Funds of his choice in the form, manner and time prescribed by the Committee.


                                     ADII-2

                                  ADDENDUM III


RE: FERRO GLASS & COLOR EMPLOYEES FORMERLY COVERED UNDER THE DMC2 DEGUSSA CATALYSTS CERDEC CORPORATION SAVINGS & INVESTMENT PLAN

      A.    PARTICIPATION

            Any person who is employed on a salaried basis at a Ferro Glass & Color Corporation ("DMC2") facility on December 31, 2001, shall become an Employee and Participant as of January 1, 2002. Each other person who becomes employed on a salaried basis at such a former DMC2 facility after December 31, 2001, shall become an Employee as of the later of his Employment Commencement Date or January 1, 2002 and shall become a Participant in accordance with the provisions of Article II.

      B.    SERVICE CREDIT

            Any person who becomes a Participant as of January 1, 2002, pursuant to the provisions of Paragraph A above, shall be credited with Service and Vesting Service under the Plan with respect to periods of employment prior to December 31, 2001, equal to the service for vesting purposes with which he was credited under the DMC2 Degussa Catalysts Cerdec Corporation Savings & Investment Plan (the "DMC2 Plan") as of December 31, 2001, if any, and shall be credited with Service and Vesting Service with respect to periods of employment after December 31, 2001, in accordance with the provisions of Sections 2.4 and
6.3. Each other person who becomes a Participant pursuant to the provisions of Paragraph A above shall be credited with Service and Vesting Service with respect to periods of employment after he becomes a Participant in accordance with the provisions of Sections 2.4 and 6.3.

      C.    TRANSFER OF ASSETS

            As of December 31, 2001, assets and liabilities attributable to employees of DMC2 who were employed by DMC2 on December 31, 2001, and who were covered under the DMC2 Plan shall be transferred to the Plan and held thereunder pursuant to the provisions of the Plan.


                                    ADIII-1